UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)
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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

nVent Electric PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023
Notice of Annual General
Meeting and Proxy Statement

Caution Concerning Forward-Looking Statements
This proxy statement contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “forecasts,” “should,” “would,” “positioned,” “strategy,” “future,” “are confident,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. All projections in this proxy statement are also forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Among these factors are the adverse effects on our business operations or financial results, including due to the overall global economic and business conditions impacting our business; the ability to achieve the benefits of our restructuring plans; the ability to successfully identify, finance, complete and integrate acquisitions; competition and pricing pressures in the markets we serve, including the impacts of tariffs; volatility in currency exchange rates, interest rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; inability to mitigate material and other cost inflation; risks related to the availability of, and cost inflation in, supply chain inputs, including labor, raw materials, commodities, packaging and transportation; increased risks associated with operating foreign businesses, including risks associated with the conflict between Russia and Ukraine and related sanctions; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the impact of the novel coronavirus 2019 (“COVID-19”) pandemic; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating and ESG goals. Additional information concerning these and other factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. All forward-looking statements speak only as of the date of this proxy statement. nVent assumes no obligation, and disclaims any obligation, to update the information contained in this proxy statement.
Website Information
This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

Letter to Shareholders

March 28, 2023
Dear Fellow Shareholders:
2022 was a record year for nVent. We delivered another year of exceptional performance by executing on our strategy and growth initiatives, serving our customers and responding to strong demand. Sales grew 18% to a record $2.9 billion, and we expanded margins to overcome high inflation and supply chain challenges. Our record earnings per share of  $2.38 was a 48% increase year-over-year, on top of strong performance a year ago. We generated strong cash flow, and our relative total shareholder performance was at the 69th percentile of the S&P 400 industrials. I am proud of the performance of our team.
Beth A. Wozniak Chief Executive Officer
At nVent, we connect and protect and are building a more sustainable and electrified world. Our growth trajectory is changing with our focus on high-growth verticals and innovation. New products contributed approximately three points to our 2022 sales growth, and our acquisitions since spin contributed more than $300 million in annual sales last year, growing faster than overall nVent. Our One nVent strategy is helping us scale with velocity, from our digital transformation to our focus on commercial excellence. Our Spark Management system, which defines how we operate, together with our Win Right values is driving our high-performance culture.
With the trends towards the electrification of everything, sustainability and digitalization, nVent is well positioned to grow. Our Enclosure solutions protect electronics and data in mission critical applications, including liquid cooling and power solutions that improve reliability and energy efficiency. With the trend toward more industrial automation, digitalization and more edge devices, the demand for our enclosure solutions is increasing. Our Electrical and Fastening solutions enhance end-user safety, reduce installation time and provide resiliency of critical systems. Our offerings span a wide range of applications — such as power utilities, renewable energy, e-mobility and energy storage — and are increasing with the electrical infrastructure build out. Our Thermal Management solutions provide protection for critical processes and infrastructure. With the energy transition, our thermal solutions are critical for clean fuels and decarbonization. With our innovation and decades of industry expertise, we are well positioned to meet the demands of a more electrified world and help our customers drive a more sustainable future.
ESG is core to our business strategy and how we operate. For the second consecutive year we were awarded a silver sustainability rating from EcoVadis. Our overall score improved, placing us in the top nine percent of companies assessed in our industry and the 85th percentile of all companies assessed. We have made significant progress across our three pillars of People, Products and Planet. On People, we believe our people and culture are a differentiator. We are committed to building a culture of inclusion and diversity that encourages every employee to be authentic and bring bold ideas. I am proud that our Board of Directors is 70 percent diverse, and we were recognized by 50/50 Women on Boards. We also were certified as a Great Place to WorkTM. On Products, we introduced long-term goals to deliver solutions that make a positive impact in one or more of our three ESG categories: eco-friendly materials, eco-friendly designs and end-user safety. And on Planet, we increased our use of renewable energy to 13 percent in 2022, and are targeting 25 percent or greater renewable energy usage by 2030, and a 50 percent reduction in Scope 1 and Scope 2 greenhouse gas emissions by 2030.
I am very proud of what we accomplished in 2022. It was another year of outstanding performance and making a difference for our customers, employees and shareholders. We continue to change the growth profile of nVent, focusing on high-growth verticals tied to long-term secular trends of the electrification of everything, sustainability and digitalization. We are excited for the future and the role we play.
3      nVent Electric plc

Environmental, Social and Governance
At nVent, we connect and protect our customers with inventive electrical solutions. We believe that safer systems ensure a more secure world. With this at the center of our mission, we embrace the opportunity and the responsibility in our role as an engaged corporate citizen. We are committed to continuously improving our environmental, social and governance (ESG) efforts and communicating with our stakeholders on our progress. We live ESG every day through our employees, our operations and our communities, and it is an integrated part of our strategy. We believe our commitment to ESG and continuous improvement will guide us toward a more sustainable future.
We conducted our first ESG materiality assessment in 2019, and the feedback we received from both internal and external stakeholders helped us focus on how we can make a meaningful impact in our world. Based on these key insights, we developed our three focus areas — People, Products and Planet — and shared them in our first ESG Report covering 2019. In our 2020 ESG Report, we announced our first-ever ESG goals and steps we are taking to achieve them. In our 2021 ESG Report released in 2022, we shared strides we made in each of our focus areas, our progress toward achieving our goals and a few goal updates. These updates included introducing our long-term Products goals focused on developing more positive ESG impact products and enhancing accessibility of environmental data for our customers, and setting more ambitious targets for our Planet goals to reflect the significant progress our teams made in driving sustainability across nVent.
We believe our goals illustrate our commitment to ESG. We are driving a culture focused on inclusion, diversity, employee engagement, safety and integrity. We are developing innovative solutions that deliver efficiency, safety and reduced resource consumption, creating a more sustainable future. We are operating with responsible energy,  waste and water management practices to help protect natural resources.
We expect to release our next ESG report in the summer of 2023 covering our initiatives and progress during 2022.
2023 Proxy Statement      4

Environmental, Social and Governance
2022 ESG Highlights

People
At nVent, our people are at the core of our business. We believe our culture is a differentiator and fosters an environment where our employees can bring bold ideas, be authentic and build the future of a more sustainable and electrified world.
Promoting a culture of inclusion is a cornerstone of our strategy and is woven throughout our organization. We believe that diverse perspectives are key to our company’s ability to innovate for our customers and grow. We provide an inclusive work environment that drives innovation, connection and growth for our employees.
We are committed to maintaining a healthy and safe work environment for our employees and preventing workplace injuries. We use a safety model based on three pillars: management commitment, controlled hazards and employee engagement. Around the world, our safety leaders work with employees to reduce risks and injuries.
We value diversity in our workforce, supplier base and customers. As a global company, we believe that diversity contributes to the success of our business. We seek business partners, suppliers and contractors who share our commitment to socially responsible business practices. In January 2021, we launched a Supplier Diversity Program to help ensure our competitive supplier selection processes include diverse suppliers. Our progress includes establishing the program infrastructure, training our sourcing team on how to find diverse suppliers, and driving diversity improvement. In 2022, we provided detailed training about our responsible and sustainable sourcing practices to 90% of all employees in procurement roles across nVent.
Supporting our communities is part of our culture and values. Through the nVent Foundation and our broader nVent in Action program, we empower our employees to give to the causes they care about. We celebrate and support nVent employees around the world making their communities stronger by sharing their time, talents and resources with those in need.

2022 Highlights
•
We were named in the 2022 Bloomberg Gender-Equality Index for our commitment to transparency in gender-data reporting

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We earned a Great Place to WorkTM Certification for 2022-2023

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We were recognized by the Age-Friendly Institute as a Certified Age Friendly Employer (CAFÉ)

•
We improved our employee engagement inclusion index score

•
We continued to make progress toward our employee diversity goals

5      nVent Electric plc

Environmental, Social and Governance

Products
At nVent, we are building a more sustainable and electrified world. We connect and protect with inventive electrical solutions that offer:
•
Energy Efficiency: Our solutions help enable increased energy efficiency, more power in smaller spaces and the growth of sustainable infrastructure.

•
Resiliency and Protection: Our solutions add resiliency to critical systems by helping to keep them safe from natural and manmade threats.

•
Product Lifespan and Serviceability: We help our customers extend the lifespan of critical systems, reducing waste and lowering total installed cost.

•
Time and Labor Savings: Our solutions are easy to install and service, saving time and money for our customers and helping to keep critical systems running smoothly.

•
Eco-Friendly Materials: We strive to select and use materials that are made with biodegradable, recyclable or reusable content and contain fewer restricted chemicals and scarce raw materials where possible.

•
Eco-Friendly Designs: We pursue eco-friendly product designs with lower environmental impact by extending product lifespan and serviceability, improving energy efficiency and reducing the demand for more materials.

•
End-User Safety: We develop easy-to-use products that help improve end-user safety and experience, and help our customers improve the safety of their operations by facilitating uptime and resilience for critical systems.

In 2021, we took steps to operationalize ESG into our product development process by introducing a project scoring system along with new definitions, guidelines and procedures. These steps will help ensure positive ESG impacts are expected and tracked throughout our new product introduction process — from raw material acquisition to the entire lifespan of the products and solutions we deliver to our customers.

2022 Highlights
•
We made significant progress toward our goal to increase the amount of product environmental data digitally accessible to customers

•
We continued to enhance our ESG definitions and scoring process for our NPI funnel

•
We identified a significant percentage of new products in our active NPI funnel with a positive impact in at least one of our three Products ESG categories

Planet
At nVent, being a good steward of the environment is integral to how we operate. Innovation, adaptability and our continuous improvement approach allow us to help protect natural resources and provide value to our customers and the communities where we live and work.
Working to improve our environmental impact is a priority throughout our company. We are committed to helping protect our natural resources through:
•
Responsible Energy Management: We use smart conservation measures to drive reductions in energy use.

•
Reducing Greenhouse Gas Emissions: We invest in renewable energy and take steps to improve operational efficiency to decrease our carbon emissions.

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Reducing Water Consumption: We aim to reduce our water consumption through water reuse and more efficient processes.

•
Reducing and Diverting Waste: We track waste at all of our manufacturing sites and develop plans to reduce it.

2022 Highlights
•
We received a silver sustainability rating from EcoVadis in 2022 for our strong ESG performance. EcoVadis is a third-party entity that evaluates companies on a complex scale of ESG factors.

•
We continued to drive reductions in our greenhouse gas emissions through investments in renewable energy and operational efficiencies

•
We made significant progress on our disclosures related to the Task Force on Climate-related Financial Disclosures (TCFD) and expect to provide an update in our 2022 ESG report

2023 Proxy Statement      6

Shareholder Engagement
Understanding the issues our shareholders care about is critical to good governance. We have worked to establish a robust engagement program so that we continuously receive shareholder input regarding our financial performance, strategy, capital allocation, executive compensation, environmental, social and governance matters, and other topics that are front-of-mind for our shareholders.
All year, we participate in investor conferences and events, and regularly engage with shareholders to understand their perspectives and areas of focus.

ANNUAL SHAREHOLDER ENGAGEMENT

Summer

Assess annual general meeting results, determine next steps, and identify post-meeting areas to address for Fall shareholder engagement

Fall

Schedule shareholder meetings to solicit shareholder feedback, assess the feedback, and report to the Board and appropriate Committees

Winter

Take appropriate steps to address shareholder feedback in governance and compensation practices, as well as annual general meeting planning and disclosures

Spring

Schedule shareholder meetings prior to the annual general meeting to answer questions and understand shareholder views on proxy statement matters

Total contacted	Total engaged	Directors engaged	2022 engagement topics included
69% of O/S*	32% of O/S*	84% of calls
•
ESG, including Scope 1, 2 and 3 emissions
and nVent’s materiality assessment
process

•
Board oversight of risk

•
Board composition and diversity

•
Inclusion and diversity

•
Human capital management

•
Shareholder engagement

•
Executive compensation

*
nVent outstanding shares calculated as of December 31, 2022. Ownership based on publicly disclosed ownership at the time of Fall 2022 outreach.

7      nVent Electric plc

Notice of Annual General Meeting of Shareholders
To Be Held May 12, 2023
Our Annual General Meeting of Shareholders will be held at The Lanesborough London, Hyde Park Corner, London, SW1X 7TA, United Kingdom, on Friday, May 12, 2023, at 8:00 a.m. British Summer Time, to consider and vote upon the following proposals; provided that if we are unable to hold the meeting at this location, date and/or time, it will be held at an alternative location, date and/or time that we will publicly announce:
1.	By Separate Resolutions, Election of the Following Director Nominees:
	i. Sherry A. Aaholm ii. Jerry W. Burris iii. Susan M. Cameron iv. Michael L. Ducker v. Randall J. Hogan	vi. Danita K. Ostling vii. Nicola Palmer viii. Herbert K. Parker ix. Greg Scheu x. Beth A. Wozniak
2.	Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers
3.
Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor and Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration

4.	Authorize the Board of Directors to Allot and Issue New Shares under Irish Law
5.	Authorize the Board of Directors to Opt Out of Statutory Preemption Rights under Irish Law
6.	Authorize the Price Range at which nVent Electric plc Can Re-allot Shares it Holds as Treasury Shares under Irish Law
To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment.
Proposals 1, 2, 3 and 4 are ordinary resolutions, requiring the approval of a simple majority of the votes cast at the meeting. Proposals 5 and 6 are special resolutions, requiring the approval of not less than 75% of the votes cast at the meeting.
Only shareholders of record as of the close of business on March 17, 2023 are entitled to receive notice of and to vote at the Annual General Meeting.
If you are a shareholder entitled to attend, speak and vote at the Annual General Meeting, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy need not be a shareholder. If you wish to appoint as proxy any person other than the individuals specified on the proxy card, please contact our Corporate Secretary at our registered office or deliver to the Corporate Secretary at our registered office a proxy card in the form set out in section 184 of the Irish Companies Act 2014; please also note that your nominated proxy must attend the Annual General Meeting in person in order for your vote to be cast.
At the Annual General Meeting, management will review nVent Electric plc’s affairs and will also present nVent Electric plc’s Irish statutory financial statements for the fiscal year ended December 31, 2022 and the reports of the directors and the statutory auditors thereon.
By Order of the Board of Directors,
Jon Lammers
Corporate Secretary
March 28, 2023
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2023. The Annual Report, Notice of Annual General Meeting, Proxy Statement and Irish Statutory Financial Statements and Related Reports are available by Internet at www.proxyvote.com.
Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, Ireland, at 8:00 a.m. Irish Standard Time. See “Questions and Answers About the Annual General Meeting and Voting” for further information on participating in the Annual General Meeting in Ireland.
Where The Lanesborough London, Hyde Park Corner, London, SW1X 7TA, United Kingdom
When Friday, May 12, 2023, 8:00 a.m. British Summer Time
Whether or not you plan to attend, we encourage you to vote your shares by submitting a proxy as soon as possible. IF YOU PLAN TO SUBMIT A PROXY, YOU MUST SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE, OR YOUR PRINTED PROXY CARD MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD, BY NO LATER THAN 11:59 P.M. EASTERN DAYLIGHT TIME ON MAY 10, 2023 OR, IF YOU ARE A BENEFICIAL OWNER, SUCH EARLIER TIME AS YOUR BANK, BROKER-DEALER, BROKERAGE FIRM, OR NOMINEE MAY REQUIRE.
By Internet You can vote over the internet at www.proxyvote.com.
By Telephone You can vote by telephone from the United States or Canada by calling the telephone number on the proxy card.

By Mail
You can vote by mail by marking, signing and dating your proxy card or voting instruction form and returning it in the postage-paid envelope, which will then be forwarded to nVent Electric plc’s registered address electronically.

Vote in Person If you plan to attend the Annual General Meeting and wish to vote your ordinary shares in person, we will give you a ballot paper at the meeting.

2023 Proxy Statement      8

Proxy Statement for the Annual General Meeting
of Shareholders of nVent Electric plc to be held
on Friday, May 12, 2023

Proxy Statement Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement before voting. Proxy materials are being made available on or about March 28, 2023 to our shareholders entitled to vote at the Annual General Meeting.
Voting Matters and Recommendations
Proposal	Board Recommendation	Vote Required	Page Reference
1. Election of Director Nominees	FOR each nominee	Majority of votes cast	14
2. Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers	FOR	Majority of votes cast	32
3. Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor and Authorize, by Binding Vote, the Audit and Finance Committee to Set the Auditor’s Remuneration	FOR	Majority of votes cast	64
4. Authorize the Board of Directors to Allot and Issue New Shares under Irish Law	FOR	Majority of votes cast	67
5. Authorize the Board of Directors to Opt Out of Statutory Preemption Rights under Irish Law	FOR	75% of votes cast	68
6. Authorize the Price Range at which nVent Electric plc Can Re-Allot Treasury Shares under Irish Law	FOR	75% of votes cast	69
Board and Governance Highlights
Director Nominees
For the 2023 Annual General Meeting, our Board has recommended the following director nominees.
			Committee Memberships
Name, Age	Director Since	Independent	Audit and Finance	Compensation and Human Capital	Governance and Social Responsibility	Gender Diversity	Racial Diversity
Sherry A. Aaholm, 60			*
Jerry W. Burris, 59	2018
Susan M. Cameron, 64	2018
Michael L. Ducker, 69	2018
Randall J. Hogan, 67	2018			*	*
Danita K. Ostling, 62	2022
Nicola Palmer, 55	2020
Herbert K. Parker, 64	2018
Greg Scheu, 61	2021
Beth A. Wozniak (CEO), 58	2018
Committee Member:       Committee Chair:
*
Upon completion of the 2023 Annual General Meeting, Ms. Aaholm will join the Audit and Finance Committee and Mr. Hogan will join the Compensation and Human Committee and the Governance and Social Responsibility Committee.

2023 Proxy Statement      9

Proxy Statement Summary
Overview of the Board
Our Board considers a variety of factors described below under “Director Qualifications, Diversity and Tenure” when assessing the qualifications of Board nominees. Nine of our ten nominees are independent, and 50% have CEO experience. Two of our Board Committee chairs are racially diverse, and our lead director is gender diverse.
(1)
Our director nominees’ average tenure is calculated by full years of completed service based on date of initial appointment or election to our Board.

Executive Compensation Highlights
These executive compensation highlights should be read in connection with the Executive Compensation section of this Proxy Statement, including the Compensation Discussion and Analysis section (see page 34).
Our Compensation Philosophy
The Compensation and Human Capital Committee believes that the most effective executive compensation program aligns executive initiatives with shareholders’ economic interests. The Committee seeks to accomplish this by rewarding the achievement of specific annual and long-term and strategic goals that create lasting shareholder value. The Committee’s specific objectives include:
•
to motivate and reward executives for achieving annual and long-term financial objectives;

•
to align management and shareholder interests by encouraging employee stock ownership;

•
to provide rewards commensurate with individual and company performance;

•
to encourage growth and innovation; and

•
to attract and retain top-quality executives and key employees.

To balance these objectives, our executive compensation program uses the following direct compensation elements:
•
base salary, to provide fixed compensation competitive in the marketplace;

•
annual incentive compensation, to reward short-term performance against specific financial targets; and

•
long-term incentive compensation, to link management incentives to long-term value creation and shareholder return.

10      nVent Electric plc

Proxy Statement Summary
The Compensation and Human Capital Committee reviews total compensation for executive officers and the relative levels of each of these forms of compensation against the Committee’s goals. The mix of total direct compensation (shown at target) for 2022 for our Chief Executive Officer and the average of the other executive officers named in the Summary Compensation Table below (our “Named Executive Officers”) is shown in the charts below.

2022 Target Direct Compensation Mix
2023 Proxy Statement      11

12      nVent Electric plc

EXECUTIVE COMPENSATION TABLES	49
Summary Compensation Table	49
Grants of Plan-Based Awards in 2022	51
Outstanding Equity Awards at December 31, 2022	52
2022 Option Exercises and Stock Vested Table	54
2022 Pension Benefits	54
Nonqualified Deferred Compensation Table	55
Potential Payments Upon Termination or Change in Control	56
Pay Ratio	60
Pay versus Performance	60
Risk Considerations in Compensation Decisions	63
PROPOSAL 3 RATIFY, BY NON-BINDING ADVISORY VOTE, THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITOR OF NVENT ELECTRIC PLC AND TO AUTHORIZE, BY BINDING VOTE, THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS TO SET THE AUDITOR’S REMUNERATION	64
Vote Requirement	64
Audit and Finance Committee Pre-approval Policy	65
Fees Paid to the Independent Auditors	65
AUDIT AND FINANCE COMMITTEE REPORT	66
PROPOSAL 4 AUTHORIZE THE BOARD OF DIRECTORS TO ALLOT NEW SHARES UNDER IRISH LAW	67
Vote Requirement	67
PROPOSAL 5 AUTHORIZE THE BOARD OF DIRECTORS TO OPT OUT OF STATUTORY PREEMPTION RIGHTS UNDER IRISH LAW	68
Vote Requirement	68
PROPOSAL 6 AUTHORIZE THE PRICE RANGE AT WHICH NVENT ELECTRIC PLC CAN RE-ALLOT SHARES IT HOLDS AS TREASURY SHARES UNDER IRISH LAW	69
Vote Requirement	69
SECURITY OWNERSHIP	70
QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING AND VOTING	71
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS	75
IRISH DISCLOSURE OF SHAREHOLDER INTERESTS	76
2022 ANNUAL REPORT ON FORM 10-K	76
REDUCE DUPLICATE MAILINGS	76
APPENDIX A – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES	77
2023 Proxy Statement      13

Proposal 1	Elect Director Nominees
The Board recommends a vote FOR each Director nominee
Our Board currently has ten members. On the recommendation of the Governance and Social Responsibility Committee, the Board has nominated each of the ten individuals named below for election for a one-year term expiring on completion of the 2024 Annual General Meeting. If any of the nominees should become unable to accept election, the proxies named on the proxy card may vote for other persons selected by the Board. Management has no reason to believe that any of the nominees named below will be unable to serve his or her full term if elected.
Biographies of the director nominees follow. These biographies include for each director their ages (as of the date of the filing of this Proxy Statement); their business experience; their publicly held directorships and certain other organizations of which they are, or have been within the past five years, directors; and a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each should serve as a director.
The resolutions in respect of this Proposal 1 are ordinary resolutions. The text of the resolutions in respect of Proposal 1 are as follows:
“IT IS RESOLVED, by separate ordinary resolutions, to elect the following ten director nominees for a term expiring on completion of the 2024 Annual General Meeting: Sherry A. Aaholm, Jerry W. Burris, Susan M. Cameron, Michael L. Ducker, Randall J. Hogan, Danita K. Ostling, Nicola Palmer, Herbert K. Parker, Greg Scheu, and Beth A. Wozniak.”
Vote Requirement
Under our Articles of Association, the election of each director nominee requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting. A nominee who does not receive a majority of the votes cast in an uncontested election will not be elected to our Board. Your proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.
The Board recommends a vote FOR election of each Director nominee.
14      nVent Electric plc

Proposal 1
Director Nominees Standing for Election
Sherry A. Aaholm

Ms. Aaholm is the Vice President and Chief Digital Officer of Cummins, Inc., a global power leader that designs, manufactures, distributes and services diesel, natural gas, electric and hybrid powertrains and powertrain-related components, having served in that role since 2021. Previously, she served as Vice President — Chief Information Officer of Cummins from 2013 to 2021, and prior to that she served as Executive Vice President, Information Technology of FedEx Services from 1999 to 2012. Ms. Aaholm has over three decades of experience overseeing mission-critical information systems and a depth of experience in technology, information security, development of digital and prognostic solutions for manufacturing and physical products, and earned a graduate degree in sustainability. Ms. Aaholm has served on the board of directors of Old Dominion Freight Line, Inc. since 2018. Ms. Aaholm was recommended by a third party search firm to our Governance and Social Responsibility Committee of the Board, which recommended to the Board to approve the nomination of Ms. Aaholm to stand for election at the 2023 Annual General Meeting.
Qualifications: Ms. Aaholm will bring to our Board her decades of experience overseeing mission-critical information systems and her extensive experience in technology and information security, and development of digital/Internet of Things. Ms. Aaholm also holds a graduate degree in sustainability and our Board will benefit from her wealth of knowledge in this area.

Director Nominee Age 60 Independent
Committees*
Audit and Finance

*
Ms. Aaholm will serve as a member of the Audit and Finance Committee member upon completion of the 2023 Annual General Meeting.

Jerry W. Burris

Mr. Burris is the President and Chief Executive Officer of Midwest Can Company, a manufacturer of portable fuel cans and specialty containers, a position he has held since 2018. Mr. Burris served as President and Chief Executive Officer of Associated Materials Group, Inc., a manufacturer of professionally installed exterior building products, from 2011 to 2014. Prior to that, he served as President, Precision Components of Barnes Group Inc., and was the President of Barnes Industrial, a global precision components business within Barnes Group. Prior to joining Barnes Group, Mr. Burris held a number of senior management positions at General Electric including President and Chief Executive Officer of Advanced Materials Quartz and Ceramics; General Manager of Global Services at GE Healthcare; head of global supply chain sourcing with GE Industrial Systems and Honeywell Integration. During his time with GE, Mr. Burris was also an active leader of GE’s African American Forum. Mr. Burris has served as a director of Midwest Can Company since 2017 and in 2022 he joined the board of directors of Mohawk Industries, Inc., a global flooring manufacturer. During the past five years, Mr. Burris also previously served as a director of Fifth Third Bancorp and Pentair plc.
Qualifications: Mr. Burris brings to our Board significant executive leadership experience in management of global manufacturing operations and related processes, such as supply chain management, quality control and product development. Mr. Burris also provides our Board with insight into operating best practices and current developments in a variety of management contexts.

Director since 2018 Age 59 Independent
Committees:
Compensation and Human Capital (Chair)
Governance and Social Responsibility
2023 Proxy Statement      15

Proposal 1
Susan M. Cameron (Lead Director)

Ms. Cameron is the retired Chairman and Chief Executive Officer of Reynolds American Inc., a publicly-traded tobacco company, where she served as its Non-Executive Chairman from May 2017 to July 2017, its Executive Chairman from January 2017 to May 2017, and its Chief Executive Officer and member of the Board of Directors from 2014 to 2016. Prior to that, she served as President and Chief Executive Officer from 2004 to 2011 and as a member of its Board of Directors from 2006 to 2011. Prior to joining Reynolds American Inc., Ms. Cameron held various marketing, management and executive positions at Brown & Williamson Tobacco Corporation, a U.S. tobacco company. Ms. Cameron has served as a director of Aramark since 2019, as a director of Tupperware Brands Corporation since 2011 and the Non-Executive Chairman of Tupperware Brands Corporation since 2019.
Qualifications: Ms. Cameron has considerable experience in the executive leadership and marketing functions of a public company. Ms. Cameron also brings to our Board strong leadership skills, marketing and brand leadership expertise and essential insights and perspectives regarding the strategic and operational opportunities and challenges of a global manufacturing business.

Director since 2018 Age 64 Independent
Committees:
Compensation and Human Capital
Governance and Social Responsibility
Michael L. Ducker

Mr. Ducker is the retired President and Chief Executive Officer of FedEx Freight, a segment of FedEx Corporation, a global provider of supply chain, transportation, business and related information services, having served from 2015 to 2018. From 2009 to 2015 he held the positions of Executive Vice President and Chief Operating Officer and President of International for FedEx Express, a segment of FedEx Corporation, and prior to that he held various executive and management positions with FedEx Express including serving as president of FedEx Express Asia Pacific in Hong Kong and leading the Southeast Asia and Middle East regions from Singapore, as well as Southern Europe from Milan, Italy. Mr. Ducker has served as a director of U.S. Xpress Enterprises, Inc. since 2020. He also serves as a director of Amway Corporation, a privately held direct selling business. During the past five years, Mr. Ducker also previously served as a director of International Flavors & Fragrances Inc.
Qualifications: Mr. Ducker’s significant senior executive and international experience coupled with his extensive expertise in complex global operations and logistics complements the strength of our Board. Mr. Ducker’s prior experience as Chief Executive Officer of FedEx Freight provides him with knowledge of a number of important areas, including leadership, risk assessment, and operational issues.

Director since 2018 Age 69 Independent
Committees:
Compensation and Human Capital
Governance and Social Responsibility (Chair)
16      nVent Electric plc

Proposal 1
Randall J. Hogan (Chairman)

Mr. Hogan serves as our non-executive Chairman of the Board. Prior to the separation of our company from Pentair plc in April 2018, Mr. Hogan served as Pentair plc’s Chief Executive Officer from 2001 to April 2018 and as its Chairman from 2002 to April 2018. Prior to his role as Chief Executive Officer, Mr. Hogan held various leadership roles at Pentair plc including President and Chief Operating Officer, and Executive Vice President and President of the Electrical and Electronic Enclosures Group. Mr. Hogan also held leadership roles with United Technologies Corporation as President of the Carrier Transicold Division; Pratt & Whitney Industrial Turbines as Vice President and General Manager; General Electric Company in executive positions in a variety of functions such as marketing, product management, and business development and planning; and McKinsey & Company as a consultant. Mr. Hogan has served as director of Medtronic plc since 2015. During the past five years, Mr. Hogan also previously served as a director of Pentair plc.
Qualifications: Mr. Hogan has significant leadership experience both with Pentair plc and predecessor employers demonstrating a wealth of operational management, strategic, organizational and business transformation acumen. His deep knowledge of business in general and our businesses, strengths and opportunities in particular, as well as his experience as a director in two other complex global public companies allow him to make significant contributions to our Board.

Director since 2018 Age 67 Independent Chairman since 2018*

*
Upon completion of the 2023 Annual General Meeting our current Chief Executive Officer, Beth Wozniak, will serve as Board Chair, and Mr. Hogan will join the Compensation and Human Capital Committee and the Governance and Social Responsibility Committee.

Danita K. Ostling

Ms. Ostling is a former partner and senior leader at Ernst & Young LLP, or EY, having served in various leadership roles from 1999 until her retirement in 2021. Ms. Ostling served a broad spectrum of publicly traded and privately held clients on complex issues in accounting, auditing, risk, regulatory and securities registrations. Ms. Ostling’s career with EY spanned 32 years and included serving as the Professional Practice Director for EY’s U.S. East Region from 2015-2021, and before that as Deputy Director Global Assurance Professional Practice — Accounting for eight years in London. In addition to her work at EY, Ms. Ostling also served in leadership roles for Citigroup, Inc. and the Financial Accounting Standards Board, or FASB. In 2021, Ms. Ostling joined the board of directors of Circle Internet Financial Limited, a global financial technology firm, and in 2022 she joined the board of Varsity Brands, Inc., a privately held American apparel company.
Qualifications: Ms. Ostling has extensive expertise in accounting and auditing, with significant experience consulting on complex accounting issues for large global companies and ESG reporting. She also brings to our board her subject matter expertise with respect to accounting and audit standards, risk management and compliance, and evaluation of cybersecurity breaches and potential accounting and financial controls impacts.

Director since 2022 Age 62 Independent
Committees:
Audit and Finance
2023 Proxy Statement      17

Proposal 1
Nicola Palmer

Ms. Palmer is the Chief Technology Ambassador of Verizon Communications, Inc., a global provider of technology, communications, information and entertainment products and services, having served in that role since 2022. Previously she served as Chief Product Development Officer from 2019 to 2022, as Chief Network Engineering Officer and Head of Wireless Networks from 2017 to 2018 and as Chief Technology Officer for Verizon Wireless from 2013 to 2017, after having served in technology roles of increasing responsibility for Verizon since 2000.
Qualifications: With a career spanning technology, engineering, operations, service management, product development, and strategy/planning, Ms. Palmer has extensive expertise in building, evolving and innovating technology products, platforms and services. She has significant experience in digital business transformation; evaluating acquisitions and investments to drive innovation; and cybersecurity, including governance, assessment, control evaluation, security engineering, incident response and on-going business continuity planning.

Director since 2020 Age 55 Independent
Committees:
Audit and Finance
Herbert K. Parker

Mr. Parker was Executive Vice President of Operational Excellence for Harman International Industries, Inc., a worldwide developer, manufacturer and marketer of audio products, lighting solutions and electronic systems, from 2015 to 2017, and was the Executive Vice President and Chief Financial Officer of Harman Industries, Inc. from 2008 to 2014. Previously, Mr. Parker served in various financial positions with ABB Ltd. including as Chief Financial Officer of the Americas region. Mr. Parker began his career as a staff accountant with C-E Systems. Mr. Parker has served as a director of each of Apogee Enterprises Inc. and American Axle & Manufacturing since 2018, and as a director of TriMas Corporation since 2015.
Qualifications: Mr. Parker has extensive experience in financial and asset management, accounting and audit, and Sarbanes-Oxley compliance for public companies. His experience serving as a financial executive with multiple public companies in many different countries has provided him with extensive leadership experience and subject matter expertise in enterprise risk management, investor relations, operations and international business.

Director since 2018 Age 64 Independent
Committees:
Audit and Finance (Chair)
18      nVent Electric plc

Proposal 1
Greg Scheu

Mr. Scheu is the retired President of the Americas region as well as Head of Group Service and Business Integration of ABB, Inc., a subsidiary of leading global technology company ABB Ltd., having served in those roles from 2015 until his retirement in October 2019. Mr. Scheu also served as a member of ABB Ltd.’s Executive Committee from 2012 until his retirement. From 2013 to 2014, he was ABB Inc.’s Head of Business Integration, Group Service and North America. From 2012 to 2013, he was its Head of Marketing and Customer Solutions. Mr. Scheu joined ABB in 2001 and was responsible for the integration of key acquisitions into ABB. After his retirement from ABB in 2019, Mr. Scheu founded StratPro Partners, a consulting and advisory practice, and is also a senior advisor at Lindsay Goldberg, a private equity firm.
Qualifications: Mr. Scheu brings extensive industry and mergers and acquisitions experience. His service as an executive for the subsidiary of a leading global technology company has provided him with extensive leadership experience and subject matter expertise in enterprise operations and business integrations.

Director since 2021 Age 61 Independent
Committees:
Audit and Finance
Beth A. Wozniak

Ms. Wozniak was appointed as our Chief Executive Officer upon completion of the separation of our company from Pentair plc in 2018. Prior to that, Ms. Wozniak was President of Pentair plc’s Electrical segment from 2017 to 2018, and served as President of Pentair plc’s Flow & Filtration Solutions Global Business Unit from 2015 to 2016. Previously, Ms. Wozniak held various leadership roles at Honeywell International Inc., and its predecessor AlliedSignal, from 1990 to 2015 including as President of the Environmental and Combustion Controls unit of Honeywell International Inc. from 2011 to 2015 and prior to that as President of the Sensing and Controls unit of Honeywell International Inc. from 2006 to 2011. In 2021 Ms. Wozniak joined the board of directors of Carrier Global Corporation, a global provider of heating, ventilating, air conditioning and refrigeration systems, building controls and automation, and fire and security systems. Ms. Wozniak has served as a director of Carrier Global Corporation since 2021, and in 2022 was named Vice Chair of the Board of Governors of the National Electrical Manufacturers Association (NEMA).
Qualifications: Ms. Wozniak brings extensive experience in leading complex, global business operations, mergers and acquisitions, risk management and business continuity planning, and contributes leadership expertise and insights to our Board.

Director since 2018 Age 58 Chair in 2023*

*
Upon completion of the 2023 Annual General Meeting, Ms. Wozniak will serve as Board Chair.

2023 Proxy Statement      19

Proposal 1
Director Independence
The Board, based on the recommendation of the Governance and Social Responsibility Committee, determines the independence of each director and director nominee based upon the New York Stock Exchange listing standards and the categorical standards of independence included in our Corporate Governance Principles, which can be found at investors.nvent.com/corporate-governance/governance-documents/default.aspx. Based on these standards, the Board has affirmatively determined that all of our non-employee directors and director nominees other than Ms. Wozniak (i.e., Mses. Aaholm, Cameron, Ostling, Palmer and Wright, and Messrs. Burris, Ducker, Hogan, Parker and Scheu) are independent and have no material relationship with us (including our directors and officers) that would interfere with their exercise of independent judgment. The Board has affirmatively determined that Ms. Wozniak (Chief Executive Officer and, as of the completion of our 2023 Annual General Meeting, Chair of our Board) is not independent.
In determining independence, our Board and Governance and Social Responsibility Committee consider circumstances where a director or director nominee serves as an employee of another company that is a customer or supplier. The Board and Committee have reviewed each of these relationships, which are set forth below. In each case, the relationship involves sales to or purchases from the other company that, for each of 2020 through 2022, were (a) less than the greater of  $1 million or 2% of that organization’s consolidated gross revenues during each of 2022, 2021 and 2020; and (b) not of an amount or nature that impeded the director’s exercise of independent judgment.
Director	Relationship(s) Considered
Ms. Aaholm	Vice President and Chief Digital Officer, Cummins, Inc.
Ms. Palmer	Chief Technology Ambassador, Verizon Communications Inc.
Director Qualifications, Diversity and Tenure
The Governance and Social Responsibility Committee and the Board recognize that the Board’s contributions and effectiveness depend on the character and abilities of each director individually as well as on their collective strengths. Accordingly, the Committee and the Board evaluate candidates based on a number of criteria taking into account issues of judgment, diversity (including gender, racial and ethnic diversity), age, and skills, all in the context of an assessment of the perceived needs of the Board at that point in time. Directors are chosen with a view to bringing to the Board a diversity of experience and backgrounds and establishing a core of business advisers with financial and management expertise. When evaluating candidates for nomination as new directors, the Governance and Social Responsibility considers, and will ask any search firm that it engages to provide, a diverse set of candidates.
We believe that representation of gender, racial, ethnic, geographical, cultural and other diverse perspectives contributes to our Board’s understanding of the perspectives of our customers, employees, shareholders and other stakeholders. In addition, the Committee and the Board consider the tenure of incumbent directors, with the goal of having a mix of shorter-tenured directors who provide fresh perspectives and longer-tenured directors who provide experience regarding our company and its business.

DIRECTOR NOMINEES
20      nVent Electric plc

Proposal 1
When considering candidates for election as directors, the Committee and the Board are guided by the following principles, found in our Corporate Governance Principles:
•
at least a majority of the Board must consist of independent directors who meet the New York Stock Exchange, or NYSE, definition of  “independent director;”

•
each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

•
each director should be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities as a director;

•
each director should possess substantial and significant experience which would be of particular importance to us in the performance of the duties of a director;

•
each director should have sufficient time available to devote to the affairs of our company in order to carry out the responsibilities of a director; and

•
each director should have the capacity and desire to represent the balanced, best interests of our company and our shareholders as a whole and not primarily the interests of a special interest group or constituency and be committed to enhancing long-term shareholder value.

Our policies on director qualifications emphasize our commitment to diversity at the Board level — diversity not only of gender, sexual orientation, race, religion or national origin but also diversity of experience, expertise and training. The Governance and Social Responsibility Committee in the first instance is charged with observing these policies, and strives in reviewing each candidate to assess the fit of his or her qualifications with the needs of the Board and our company at that time, given the then current mix of directors’ attributes. Board composition, effectiveness and processes are all subject areas of our annual Board self-assessment, which is described in more detail below under “Board and Committee Self-Assessments.”
Listed below are the skills and experience that we consider to be important for our director nominees in light of our current business strategy and culture. The lack of a bullet does not mean the director does not possess that item. Rather, a bullet indicates a specific area of focus or expertise of a director. Please see our director nominees’ biographies, which describe their respective experience, qualifications, attributes and skills relative to this list.
Experience/Qualifications/Attributes/Skills	Board Nominees
	Aaholm	Burris	Cameron	Ducker	Hogan	Ostling	Palmer	Parker	Scheu	Wozniak
Cybersecurity	•			•		•	•
Diverse Director	•	•	•			•	•	•		•
ESG	•	•	•	•	•	•	•	•	•	•
Financial				•	•	•	•	•	•	•
Human Capital Management	•	•	•	•	•		•		•	•
Innovation/Digital/Technology	•	•		•	•		•		•	•
International Business & Operations	•	•	•	•	•	•	•	•	•	•
M&A	•	•	•	•	•	•	•	•	•	•
Operations/Manufacturing	•	•	•	•	•		•	•	•	•
Relevant Industry		•			•			•	•	•
Risk Management	•	•	•	•	•	•	•	•	•	•
Sales & Marketing		•	•	•					•	•
Senior Leadership	•	•	•	•	•	•	•	•	•	•
Strategy Formation	•	•	•	•	•		•	•	•	•
Supply Chain/Logistics	•	•		•			•	•	•	•
Racial/Ethnic Diversity (self-identified)
Black/African American		•						•
Caucasian	•		•	•	•	•	•		•	•
Gender
Male		•		•	•			•	•
Female	•		•			•	•			•
Non-Binary
2023 Proxy Statement      21

Proposal 1
Shareholder Recommendations, Nominations and Proxy Access
Our Corporate Governance Principles provide that the Governance and Social Responsibility Committee will consider persons properly recommended by shareholders to become nominees for election as directors in accordance with the criteria described above under “Directors Qualifications, Diversity and Tenure.” Recommendations for consideration by the Governance and Social Responsibility Committee, together with appropriate biographical information concerning each proposed nominee, should be sent in writing to c/o Corporate Secretary, nVent Electric plc, The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom.
Our Articles of Association set forth procedures to be followed by shareholders who wish to nominate candidates for election as directors in connection with an Annual General Meeting. All such nominations must be accompanied by certain background and other information specified in the Articles of Association and submitted within the timing requirements set forth in the Articles of Association. See “Shareholder Proposals and Nominations for the 2024 Annual General Meeting” below for more information.
In addition, eligible shareholders may under certain circumstances be able to nominate and include in our proxy materials a specified number of candidates for election as directors under the proxy access provisions in our Articles of Association. All such nominations must be accompanied by certain background and other information specified in our Articles of Association and submitted within the timing requirements set forth in our Articles of Association. See “Shareholder Proposals and Nominations for the 2024 Annual General Meeting of Shareholders” below for more information.
22      nVent Electric plc

Corporate Governance Matters
The Board’s Role and Responsibilities, Including Risk Oversight
Risk Oversight
At the direction of our Board, we have instituted an enterprise-wide risk management system to assess, monitor and mitigate risks that arise in the course of our business. The Board has determined that the Board as a whole, and not a separate committee, will oversee our risk management process, with each of our Board Committees focusing on specific risks within its respective area of responsibility. For example:
•
our Audit and Finance Committee focuses on our internal controls, including those relating to information technology and cyber security, and discusses major enterprise-level risk exposures;

•
our Compensation and Human Capital Committee annually assesses potential risks arising from compensation programs and policies; and

•
Governance and Social Responsibility Committee provides oversight regarding our general approach and strategy for addressing ESG matters and risks relevant to us.

Our Chief Financial Officer has the primary responsibility to the Board in the planning, assessment and reporting of our risk profile. The Board reviews an assessment of, and a report on, our risk profile on a regular basis, including a report from our Chief Technology Officer regarding risks relating to cybersecurity and information security matters.
Oversight in Company Strategy
At least once per year, the Board and senior management engage in an in-depth strategic review of our outlook and strategies which is designed to create long-term shareholder value and serves as the foundation upon which goals are established. Throughout the year, the Board then monitors management’s progress against such goals.
Oversight in Succession Planning
The Board views its role in succession planning and talent development as a key responsibility. At least once annually, usually as part of the annual talent review process, the Board discusses and reviews the succession plans for the Chief Executive Officer position and other executive officers and key contributors. The directors become familiar with potential successors for key management positions through various means, including annual talent reviews, presentations to the Board, and communications outside of meetings. Our succession planning process is an organization-wide practice designed to proactively identify, develop and retain the leadership talent that is critical for our future business success.
ESG Oversight
Our Executive Leadership Team has the responsibility, with oversight from our Board and its respective committees, to manage our ESG strategy, initiatives and risk-management processes, including climate-related risks and opportunities. The charter of our Board’s Governance and Social Responsibility Committee describes its role in overseeing ESG matters, which includes climate-related matters. The charter of our Compensation and Human Capital Committee defines its role in overseeing our human resources and compensation strategies and goals, including those related to company culture, inclusion and diversity. The charter of our Audit and Finance Committee describes its role in reviewing the adequacy and effectiveness of our internal controls, which include those relating to ESG reporting matters.
nVent management regularly presents to our Board on ESG matters, and the members of our Board have also developed experience relating to ESG matters over the course of their respective careers as executives and directors responsible for or overseeing ESG matters.
Our ESG governance structure is shown below, and we continue to take steps to further integrate ESG considerations into our strategic planning and risk-management efforts.
2023 Proxy Statement      23

Corporate Governance Matters

ESG Oversight and Management Structure

Board of Directors and Board Committees

Oversee our ESG Strategy, initiatives and risk management processes, and regularly review our ESG progress. Board committees include:

- Governance and Social Responsibility Committee
- Compensation and Human Capital Committee
- Audit and Finance Committee

Reporting and Disclosure Leaders

Oversee, manage and advise on our ESG reporting and disclosure. Leaders include:

- Chief Accounting Officer
- Internal Audit

Enterprise Governance Committee

Drives our ESG strategy, initiatives and risk management processes in collaboration with the other members of our Executive Leadership Team, approves our ESG metrics and goals, annual ESG report and ESG communication plan, and monitors and evaluates our ESG progress. Committee members include:

- Chief Executive Officer
- Chief Financial Officer
- Chief Human Resources Officer
- General Counsel

Executive Sponsors

Lead initiatives within each of our ESG focus areas and provide guidance and support to our internal teams to drive progress toward our ESG goals. Executive sponsors include:

- **People:** Chief Human Resources Officer
- **Products:** Chief Technology Officer
- **Planet:** Chief Financial Officer
- **Governance:** General Counsel

ESG Steering Team

Drives our ESG initiatives through cross-functional collaboration across the enterprise, develops and supports our annual ESG report and communication plan, benchmarks best practices, drives continuous improvement, responds to ESG surveys and other ESG requests, and contributes to our ESG reporting. The team includes members from:

- Human Resources
- Environmental Health & Safety
- Technology
- Operations
- Supply Chain
- Investor Relations
- Communications
- Internal Audit
- Legal
- Compliance

Communicating with Shareholders and Other Stakeholders
We believe that maintaining an active dialogue with our shareholders is important to our long-term success. We value the opinions of our shareholders and other stakeholders and welcome their views throughout the year on key issues. See “Shareholder Engagement” above for more detail on our engagement initiatives, including participation by our directors.
If you wish to communicate with the Board, non-management directors as a group or any individual director, including the Lead Director, you may send a letter addressed to the relevant party, nVent Electric plc, c/o Corporate Secretary, The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom. Any such communications will be forwarded directly to the relevant addressee(s).
Policies and Procedures Regarding Related Person Transactions
Our Board has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:
•
a “related person” means any of our directors, executive officers or 5% shareholders or any of their immediate family members; and

•
a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are a participant and the amount involved exceeds $50,000, and in which a related person had or will have a direct or indirect material interest.

Potential related person transactions must be disclosed in the manner required in our Articles of Association and be brought to the attention of the Governance and Social Responsibility Committee directly or to the General Counsel for transmission to the Committee. Disclosure to the Committee should occur before, if possible, or as soon as practical after the related person transaction is effected, but in any event as soon as practical after the executive officer or director becomes aware of the related person transaction.
24      nVent Electric plc

Corporate Governance Matters
The Committee’s decision whether to approve or ratify a related person transaction is to be made in light of a number of factors, including the following:
•
whether the terms of the related person transaction are fair to us and on terms at least as favorable as would apply if the other party had no affiliation with any of our directors, executive officers or 5% shareholders;

•
whether there are demonstrable business reasons for us to enter into the related person transaction;

•
whether the related person transaction could impair the independence of a director under our Corporate Governance Principles’ standards for director independence; and

•
whether the related person transaction would present an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director or executive officer, the direct or indirect nature of the interest of the director or executive officer in the transaction, the ongoing nature of any proposed relationship, and any other factors the Committee deems relevant.

We had no related person transactions during 2022. To our knowledge, no related person transactions are currently proposed.
Board Structure and Processes
We and our Board are committed to the highest standards of corporate governance and ethics. As part of this commitment, the Board has adopted a set of Corporate Governance Principles that sets out our policies on:
•
selection and composition of the Board;

•
Board leadership;

•
Board composition and performance;

•
responsibilities of the Board;

•
the Board’s relationship to senior management;

•
meeting procedures;

•
Committee matters; and

•
leadership development.

The Board regularly reviews and, if appropriate, revises the Corporate Governance Principles and other governance instruments, including the charters of its Audit and Finance, Compensation and Human Capital and Governance and Social Responsibility Committees, in accordance with rules of the Securities and Exchange Commission, or SEC, the NYSE and Irish law. The Board has also adopted a Code of Business Conduct and Ethics and has designated it as the code of ethics for our Chief Executive Officer and senior financial officers.
Copies of these documents are available, free of charge, on our website at https://investors.nvent.com/corporate-governance/governance-documents/default.aspx
Board Leadership Structure
We do not have a policy requiring the positions of Chair of the Board and Chief Executive Officer to be held by different persons. Rather, the Board has the discretion to determine whether the positions should be combined or separated.
At the time of the separation of our company from Pentair plc in 2018, the Board determined that it was in our best interests to separate the positions of Chair of the Board and Chief Executive Officer. Ms. Wozniak currently serves as our Chief Executive Officer and Mr. Hogan currently serves as our Chairman of the Board. At the conclusion of our 2023 Annual General Meeting, Ms. Wozniak will assume the role of Chair of our Board and Mr. Hogan will join our Compensation and Human Capital Committee as well as our Governance and Social Responsibility Committee. The Board believes that the proposed leadership structure will work well for a number of reasons, including:
•
we historically have had a super-majority of independent directors;

•
since the Separation, an independent member of the Board has served as our Lead Director (see below);

•
our Lead Director has served as an effective communication channel, both between the independent Board members and the Chief Executive Officer as well as among the independent Board members; and

•
our non-management directors meet in executive session without the Chief Executive Officer present at every regular meeting of the Board.

2023 Proxy Statement      25

Corporate Governance Matters
Ms. Cameron serves as our independent Lead Director. Our practice is for our Board to annually select an independent Lead Director whenever the Chair is not an independent director. The Lead Director has the responsibilities set forth in the Corporate Governance Principles, including:
•
chairing the Board in the absence of the Chair of the Board;

•
presiding over executive sessions of the Board when the Chair is an employee of our company;

•
in conjunction with the Chair of the Compensation and Human Capital Committee and, when the Chair of the Board is not the Chief Executive Officer, the Chair of the Board, reporting to the Chief Executive Officer on the Board’s annual review of her performance;

•
in conjunction with the Chair of the Board, approving the agenda for Board meetings and Board meeting schedules to assure sufficient time for discussion of all agenda items;

•
in conjunction with the Chair of the Board and Committee Chairs, approving information sent to the Board and ensuring an appropriate flow of information to the Directors;

•
holding one-on-one discussions with individual directors where requested by directors or the Board;

•
calling meetings of the independent directors;

•
serving as a liaison between the Chair of the Board and the independent directors;

•
if requested by major shareholders, ensuring that the Lead Director, after consultation with the Chief Executive Officer, is available for consultation and direct communication; and

•
carrying out other duties as requested by the Board.

Board and Committee Self-Assessments
The Board annually conducts a self-assessment of the Board and each Committee. The assessment process consists of a written evaluation comprising both quantitative scoring and narrative comments on a range of topics, including the composition and structure of the Board, the type and frequency of communications and information provided to the Board and the Committees, the Board’s effectiveness in carrying out its functions and responsibilities, the effectiveness of the Committee structure, directors’ preparation and participation in the meetings and the values and culture displayed by the Board members. The evaluation responses are compiled by a third party and shared with the Chair, Lead Director and Governance and Social Responsibility Committee Chair who led a discussion of the assessment results at the following Board meeting.
In addition, a verbal assessment is conducted at the end of every Board meeting and every Committee meeting, other than those Committee meetings scheduled for the purpose of reviewing quarterly earnings materials.
Board Education
Board education is an ongoing, year-round process, which begins when a director joins our Board. Upon joining our Board, new directors are provided with a comprehensive orientation to our company, including our business, strategy and governance. For example, new directors typically participate in introductory meetings with our senior business and functional leaders. On an ongoing basis, directors receive presentations on a variety of topics related to their work on the Board and within the industry, both from senior management and from experts outside of the company. Directors may also enroll in continuing education programs sponsored by third parties at our expense.
Director Commitments
We encourage our directors to limit the number of other boards (excluding non-profits) on which they serve, taking into account potential board attendance, participation and effectiveness on these boards. Our Corporate Governance Principles provide that no director should serve on more than four other public company boards, and directors are required to advise our Chief Executive Officer, Chair of the Board and Chair of our Governance and Social Responsibility Committee before accepting an invitation to serve on another board or on the audit committee of another board. If the position is on the board or the audit committee of a public company, the related director is also required to confirm that he or she has the time and capability, notwithstanding the new position, to fulfill his or her responsibilities as a director of the company. Before our Governance and Social Responsibility Chair confirms any request, we review any potential conflicts of interest or other matters that may affect the director’s independence.
All of our directors are currently in compliance with the provisions of our Corporate Governance Principles relating to director commitments.
26      nVent Electric plc

Corporate Governance Matters
Committees of the Board
The Board has three standing committees comprised solely of independent directors: the Audit and Finance Committee, the Compensation and Human Capital Committee and the Governance and Social Responsibility Committee. The committee members generally also meet in executive session without management present at each meeting. The number of meetings of the Board and each committee held during 2022 is presented below.
5Meetings of the nVent Board of Directors
8 Meetings of the Audit and Finance Committee	4 Meetings of the Compensation and Human Capital Committee	4 Meetings of the Governance and Social Responsibility Committee
Audit and Finance Committee

Members:
Herbert K. Parker (Chair),
Danita K. Ostling,
Nicola Palmer and
Greg Scheu.
Upon completion of the 2023 Annual General Meeting, Ms. Aaholm will join the Audit and Finance Committee.
All current and proposed members have been determined to be independent under SEC and NYSE rules.

Role:
The Audit and Finance Committee is responsible for, among other things, assisting our Board with oversight of our accounting and financial reporting processes, oversight of our financing strategy, investment policies and financial condition, audits of our financial statements, and monitoring the effectiveness of our systems of internal control (including information technology and cyber security relating to internal controls), internal audit and risk management. These responsibilities include the integrity of the financial statements, compliance with legal and regulatory requirements, the independence and qualifications of our external auditor and the performance of our internal audit function and of the external auditor. The Committee is directly responsible for the appointment, compensation, evaluation, terms of engagement (including retention and termination) and oversight of the independent registered public accounting firm. The Committee holds meetings periodically with our independent and internal auditors, our Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with our policies. The Committee also discusses major enterprise-level risk exposures that may affect our financial statements, operations, business continuity, reputation and the reliability and security of the information technology and cyber security systems owned by us or used in our business operations, discusses with management the steps it takes to monitor and control those exposures, and receives ongoing assessments from our internal audit department regarding our risk management processes.
Report:
You can find the Audit and Finance Committee Report under “Audit and Finance Committee Report” of this Proxy Statement.
Financial Experts:
The Board has determined that all current and proposed members of the Committee are financially literate under NYSE rules and that each of Mr. Parker and Ms. Ostling qualifies as an “audit committee financial expert” under SEC standards.

2023 Proxy Statement      27

Corporate Governance Matters
Compensation and Human Capital Committee

Members:
Jerry W. Burris (Chair),
Susan M. Cameron,
Michael L. Ducker and
Jacqueline Wright.
Upon completion of the 2023 Annual General Meeting, Mr. Hogan will replace Ms. Wright on the Compensation and Human Capital Committee.
All current and proposed members have been determined to be independent under SEC and NYSE rules.

Role:
The Compensation and Human Capital Committee sets and administers our executive compensation. This includes establishing and reviewing executive base salaries and administering cash bonus and equity-based compensation under the nVent Electric plc 2018 Omnibus Incentive Plan. The Committee also sets the Chief Executive Officer’s compensation based on the Board’s annual evaluation of her performance. In addition, the Committee also monitors developments in director compensation and, as appropriate, recommends changes in director compensation to the Board of Directors. The Committee has engaged an independent compensation consulting firm to aid the Committee in its annual review of our executive compensation programs for continuing appropriateness and reasonableness and to make recommendations regarding executive officer compensation levels and structures, as well as reviewing our director compensation arrangements. In reviewing our compensation programs, the Committee also considers other sources to evaluate external market, industry and peer company practices. Information regarding the independence of the consulting firm is included under “Compensation Discussion and Analysis — Compensation Consultant.” A more complete description of the Compensation and Human Capital Committee’s practices can be found under “Compensation Discussion and Analysis” under the headings “Comparative Framework” and “Compensation Consultant.” The Committee also receives periodic reports from management regarding the effectiveness of our human resources and human capital management strategies and goals, including those related to the recruitment and retention of personnel, talent management, inclusion and diversity and other employment and compensation practices, and our culture.
Report:
You can find the Compensation and Human Capital Committee Report under “Compensation and Human Capital Committee Report” of this Proxy Statement.

Governance and Social Responsibility Committee

Members:
Michael L. Ducker (Chair),
Jerry W. Burris,
Susan M. Cameron
and Jacqueline Wright.
Upon completion of the 2023 Annual General Meeting, Mr. Hogan will replace Ms. Wright on the Governance and Social Responsibility Committee.
All current and proposed members have been determined to be independent under NYSE rules.

Role:
The Governance and Social Responsibility Committee is responsible for, among other things, identifying individuals qualified to become directors and recommending nominees to the Board for election at Annual General Meetings, and overseeing matters relating to environmental, social and governance matters, including sustainability, health and safety, business ethics, corporate social responsibility, community relations and other public policy and affairs, as well as compliance with our Code of Business Conduct and Ethics. The Committee is also responsible for reviewing annually and recommending to the Board changes to our corporate governance principles and administering the annual Board and Board Committee self-assessment.

28      nVent Electric plc

Corporate Governance Matters
Attendance at Meetings
The Board held five meetings in 2022. Members of the Board are expected to attend all scheduled meetings of the Board and the Committees on which they serve and all Annual and Extraordinary General Meetings. In each regularly scheduled Board meeting, the non-employee directors met in executive session, without the Chief Executive Officer or other members of management present. It has been our practice for the independent directors to also meet in executive session, chaired by the Lead Director, at least once per year. All directors attended at least 75% of the aggregate of all meetings of the Board and all meetings of the Committees on which they served during the period for which such persons served as directors in 2022, with an average attendance of over 99%. All directors attended the 2022 Annual General Meeting, other than Mr. Merriman, whose service ended on the day of the 2022 Annual General Meeting. Ms. Cameron, Ms. Ostling and Mr. Scheu attended by telephone due to health and safety considerations relating to the COVID-19 pandemic.
Director Compensation
Director compensation is recommended by the Compensation and Human Capital Committee and approved by the Board. We use a combination of cash and equity-based incentive compensation to attract and retain qualified directors. Compensation of our directors reflects our belief that a significant portion of directors’ compensation should be tied to long-term growth in shareholder value. Ms. Wozniak, our Chief Executive Officer, is our only employee director; she receives no separate compensation for her Board service. Directors do not receive fees for meeting attendance.
2022 Director Retainers
The annual cash retainers for non-employee directors’ service on the Board and Board committees in 2022, which were paid on quarterly basis, were as follows:
Board Retainer	$80,000
Chair of the Board Supplemental Retainer	$140,000
Lead Director Supplemental Retainer	$30,000
Audit and Finance Committee Chair Supplemental Retainer	$20,000
Compensation and Human Capital Committee Chair Supplemental Retainer	$15,000
Governance and Social Responsibility Committee Chair Supplemental Retainer	$12,000
Audit and Finance Committee Retainer	$12,500
Compensation and Human Capital Committee Retainer	$7,500
Governance and Social Responsibility Committee Retainer	$7,500
In December 2022, WTW reviewed our director compensation with the Compensation and Human Capital Committee based on the director compensation practices of our executive compensation peer group (described on page 39). The Compensation and Human Capital Committee recommended, and the Board approved, an increase to the annual Board retainer from $80,000 to $85,000 for 2023.
2022 Equity Awards
Non-employee directors also receive an annual grant, made in the form of restricted stock units, which generally vest one year after the grant date. Share withholding is allowed to cover the taxes on restricted stock unit vesting. The amount of the annual grant was set at $140,000 in 2022.
During its December 2022 review of director compensation with WTW, the Compensation and Human Capital Committee recommended that the Board increase the amount of the annual grant, effective in connection with the 2023 grants, from $140,000 to $145,000.
2023 Proxy Statement      29

Corporate Governance Matters
Stock Ownership Guidelines for Non-Employee Directors
Directors are restricted from selling nVent ordinary shares until they meet the stock ownership guideline of five times the annual board retainer within five years. Each restricted stock unit represents the right to receive one of our ordinary shares upon vesting and includes one dividend equivalent unit, which entitles the holder to all cash dividends declared on one of our ordinary shares from and after the date of grant. Dividend equivalent units are accrued during the vesting period, and paid to directors in cash at the same time the related restricted stock units vest. Once a director achieves the target ownership level, the director is deemed thereafter to have satisfied ownership guideline, regardless of changes in the price of nVent ordinary shares, until the director disposes of any shares, after which compliance will be re-measured.

Stock Ownership for Non-Employee Directors Serving as of December 31, 2022
	Share Ownership(1)	12/31/2022 Market Value ($)(2)	Ownership Guideline ($)	Progress Toward Guideline
Jerry W. Burris	44,674	1,718,609	400,000	Met
Susan M. Cameron	19,440	747,857	400,000	Met
Michael L. Ducker	26,231	1,009,107	400,000	Met
Randall J. Hogan	629,564	24,219,346	400,000	Met
Danita K. Ostling	4,053	155,919	400,000	On track(3)
Nicola Palmer	14,670	564,360	400,000	Met
Herbert K. Parker	26,592	1,022,994	400,000	Met
Greg Scheu	13,644	524,885	400,000	Met
Jacqueline Wright	15,611	600,555	400,000	Met

(1)
The amounts in this column include ordinary shares owned by the director, both directly and indirectly, and unvested restricted stock units.

(2)
Based on the closing market price for our ordinary shares on the last trading day of 2022 of  $38.47.

(3)
Non-employee directors have until the later of five years after their election or appointment as a director to meet the stock ownership guideline. Ms. Ostling was first elected as a director in 2022, and therefore does not need to meet the stock ownership guideline until 2027.

Director Compensation Table
The table below summarizes the compensation that we paid to non-employee directors for 2022.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jerry W. Burris	110,000	139,991	—	—	—	—	249,991
Susan M. Cameron	125,000	139,991	—	—	—	—	264,991
Michael L. Ducker	107,000	139,991	—	—	—	—	246,991
Randall J. Hogan	220,000	139,991	—	—	—	—	359,991
Ronald L. Merriman	41,249		—	—	—	—	41,249
Danita K. Ostling	58,584	139,991					198,575
Nicola Palmer	92,500	139,991	—	—	—	—	232,491
Herbert K. Parker	105,167	139,991	—	—	—	—	245,158
Greg Scheu	92,500	139,991	—	—	—	—	232,491
Jacqueline Wright	95,000	139,991	—	—	—	—	234,991
30      nVent Electric plc

Corporate Governance Matters
(1)
The amounts in column (c) represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification Topic 718 (“ASC 718”), of restricted stock units granted during 2022. Restricted stock units are valued at market value on the date of grant and are expensed over the vesting period. As of December 31, 2022, each then-serving non-employee director had the unvested restricted stock units shown in the table below.

Name	Unvested Restricted Stock Units
Jerry W. Burris	4,053
Susan M. Cameron	4,053
Michael L. Ducker	4,053
Randall J. Hogan	4,053
Danita K. Ostling	4,053
Nicola Palmer	4,053
Herbert Parker	4,053
Greg Scheu	4,053
Jacqueline Wright	4,053

(2)
No stock options were granted to our non-employee directors during 2022, 2021,or 2020. As of December 31, 2022, the following then-serving non-employee directors had the following outstanding stock options: Jerry W. Burris — 18,070; and Randall Hogan — 693,755. In each case, the options reported were originally granted as options to purchase Pentair plc ordinary shares and were converted to options to purchase nVent ordinary shares in connection with the separation of our company from Pentair plc in 2018.

2023 Proxy Statement      31

Executive Compensation
Proposal 2	Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers
The Board recommends a vote FOR approval of the compensation of the Named Executive Officers
In accordance with Section 14A of the Securities Exchange Act of 1934, the Board is asking the shareholders to approve, by non-binding advisory vote, the compensation of the Named Executive Officers disclosed in the sections below titled “Compensation Discussion and Analysis” and “Executive Compensation Tables.” We currently hold these votes annually and expect to hold the next such vote at our 2024 Annual General Meeting.
Executive compensation is an important matter to the Board and the Compensation and Human Capital Committee and to our shareholders. We have designed our executive compensation programs to align executive and shareholder interests by rewarding the achievement of specific annual and long-term goals that create long-term shareholder value. We believe that our executive compensation programs provide competitive compensation that will motivate and reward executives for achieving annual and long-term financial and strategic objectives, provide rewards commensurate with performance to incentivize the Named Executive Officers to perform at their highest levels, encourage growth and innovation, attract and retain the Named Executive Officers and other key executives and align our executive compensation with shareholders’ interests through the use of equity-based incentive awards.
The Compensation and Human Capital Committee has overseen the development and implementation of our executive compensation programs in line with these compensation objectives. The Compensation and Human Capital Committee also continuously reviews, evaluates and updates our executive compensation programs to ensure that we provide competitive compensation that motivates the Named Executive Officers to perform at their highest levels while increasing long-term value to our shareholders.

With these compensation objectives in mind, the Compensation and Human Capital Committee has taken a number of compensation actions to align with our shareholders’ interests, including the following:
•
Annual cash incentives for the Named Executive Officers are based on performance goals that correlate strongly with two primary objectives: profitable growth and consistent, strong cash flow.

•
A significant portion of total compensation is “at risk” if certain performance goals are not satisfied or otherwise subject to our future performance.

•
Executive officers must comply with rigorous stock ownership guidelines.

These and other actions demonstrate our continued commitment to align executive compensation with shareholders’ interests while providing competitive compensation to attract, motivate and retain the Named Executive Officers and other key executives. We will continue to review and adjust our executive compensation programs with these goals in mind to ensure the long-term success of our company and generate increased long-term value to our shareholders.
This non-binding advisory vote gives you an opportunity to express your views about our executive compensation programs. As we further align our executive compensation programs with the interests of our shareholders while continuing to retain key talented executives that drive our company’s success, we ask that you approve the compensation of the Named Executive Officers.
32      nVent Electric plc

Executive Compensation
The resolution in respect of this Proposal 2 is an ordinary resolution. The text of the resolution in respect of Proposal 2 is as follows:
“IT IS RESOLVED, that, on a non-binding, advisory basis, the compensation of nVent Electric plc’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related disclosures contained in nVent Electric plc’s proxy statement is hereby approved.”
Vote Requirement
Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.
Each of the Board and the Compensation and Human Capital Committee recommends a vote FOR the approval of the compensation of the Named Executive Officers.
Compensation and Human Capital
Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the following Compensation Discussion and Analysis with management and, based on such review and discussions, the Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2022.
THE COMPENSATION AND HUMAN CAPITAL COMMITTEE
Jerry W. Burris, Chair
Susan M. Cameron
Michael L. Ducker
Jacqueline Wright
2023 Proxy Statement      33

Compensation Discussion and Analysis
Our Named Executive Officers
This Compensation Discussion and Analysis describes the compensation programs and decisions made by the Compensation and Human Capital Committee in regard to the compensation of the following named executive officers (“Named Executive Officers”) for 2022:
Name	Position
Beth A. Wozniak	Chief Executive Officer
Sara E. Zawoyski	Executive Vice President and Chief Financial Officer
Joseph A. Ruzynski	President of Enclosures
Jon D. Lammers	Executive Vice President, General Counsel and Secretary
Aravind Padmanabhan	Executive Vice President, Chief Technology Officer
Key Business Results and Goals
nVent is a $2.9 billion in sales, high-performance electrical company with a dedicated team of approximately 10,400 people and trusted brands such as nVent CADDY, ERICO, HOFFMAN, RAYCHEM, SCHROFF and TRACER. We design, manufacture, market, install, and service high performance products and solutions that connect and protect some of the world’s most sensitive equipment, buildings, and critical processes in the industrial, commercial & residential, energy and infrastructure verticals. We offer a comprehensive range of enclosures, electrical connections and fastening, and thermal management solutions across industry-leading brands that are recognized globally for quality, reliability and innovation. From heat trace cables to critical equipment enclosures to labor-efficient fastening systems, we enable customers to improve performance, lower costs and reduce downtime.
With a culture rooted in our Win Right values and continuous improvement, our Spark management system defines how we operate. Together, these provide the mindset and operating system to propel the success of our company. Spark supports the high performance culture we are fostering at nVent, and the five elements are described as:
•
People are at the core of Spark, positively impacting our business and growing their careers

•
Growth is the foundation of Spark, driving shareholder, customer and employee value

•
Lean is the relentless pursuit of eliminating waste and increasing velocity

•
Digital transforms our products and how we do business, improving both customer and employee experiences

•
Velocity is increasing speed in all we do for each other and our customers

34      nVent Electric plc

Compensation Discussion and Analysis
2022 Full-Year Results* and Highlights Include:
2022 was an outstanding year of performance. For the full year, we had impressive growth and strong execution resulting in record sales of  $2.9 billion, double digit earnings per share growth, margin expansion and robust cash flow.
We continued to execute our growth strategy in 2022. We launched 59 new products, focused on high-growth verticals, advanced our digital transformation, and our acquisition sales growth exceeded overall nVent growth. The electrification of everything, sustainability and digitalization drove demand for our products and solutions. nVent is well positioned for continued growth and margin expansion.
•
Sales of  $2.9 billion were up 18% relative to 2021, with broad-based growth across all segments and verticals.

•
Full-year EPS was $2.38, up 48% from $1.61 in the prior year. On an adjusted basis, EPS of  $2.40 was up 22% from $1.96 in the prior year.

•
Full-year net cash provided by operating activities was $395 million and total Free Cash Flow was a record $351 million.

•
We returned approximately $183 million in cash to shareholders through dividends and share repurchases.

•
Our 3% annualized total shareholder return (TSR) as of December 31, 2022 was at the 71st percentile for our compensation comparator group, and the 69th percentile of the S&P 400 Industrials.

Sales
Our sales during 2022 were $2,909 million, up 18% compared to $2,462 million in 2021. Sales is a key metric in our Management Incentive Plan, detailed beginning on page 40.

Adjusted EPS

Full-year reported earnings per share (“EPS”) was $2.38 in 2022 compared to $1.61 in 2021. Adjusted EPS was $2.40 in 2022, up 22% compared to $1.96 in 2021. EPS is a key metric in our Management Incentive Plan, detailed beginning on page 40.

Free Cash Flow

Full-year net cash provided by operating activities was $395 million and total free cash flow was $351 million in 2022. This compares to full-year net cash provided by operating activities of  $373 million and total free cash flow of  $334 million in 2021. Free cash flow is a key metric in our Management Incentive Plan, detailed beginning on page 40.

*
Please see Appendix A for reconciliation of GAAP to non-GAAP financial measures included in this section.

2023 Proxy Statement      35

Compensation Discussion and Analysis

Annualized Total Shareholder Return Performance as of December 31, 2022
Total Shareholder Return = Share Price Appreciation + Dividend Yield (annualized)
36      nVent Electric plc

Compensation Discussion and Analysis
Overview of Compensation Program and Objectives
The Compensation and Human Capital Committee sets and administers the policies that govern our executive compensation, including:
•
establishing and reviewing executive base salaries;

•
overseeing our annual incentive compensation plan;

•
overseeing our long-term incentive compensation plan;

•
approving all awards under those plans;

•
annually evaluating risk considerations associated with our executive compensation programs; and

•
annually approving all compensation decisions for executive officers, including those for the Chief Executive Officer and the other Named Executive Officers.

The Committee believes that the most effective executive compensation program aligns executive initiatives with shareholders’ economic interests. The Committee seeks to accomplish this by rewarding the achievement of specific annual and long-term goals that create lasting shareholder value.
The Committee’s specific objectives include:
•
motivating and rewarding executives for achieving annual and long-term financial objectives;

•
aligning management and shareholder interests by encouraging employee stock ownership;

•
providing rewards commensurate with company performance;

•
encouraging growth and innovation; and

•
attracting and retaining top-quality executives and key employees.

To balance the objectives described above, our executive compensation program for 2022 used the following direct compensation elements:
Pay Element	Description	Link to Strategy and Performance
Base Salary	• A fixed level of cash compensation determined based on benchmark data, scope of responsibility, years of experience, and individual performance	• To attract and compensate high-performing and experienced leaders at a compensation level that is competitive in the marketplace
Annual Incentive Compensation	• An opportunity to earn a cash payment based 100% on formulaic determination against pre-established financial metrics	• To motivate and reward executives for achieving annual goals in key areas of business performance
Long-Term Incentive Compensation (“LTI”)	• Performance Share Units: • 50% of annual LTI • Payout based on Relative TSR
•
Aligns the interests of our executives with shareholders, encouraging long-term prioritization that we believe will increase shareholder value by generating sustained and superior operational and financial performance over an extended period of time

	• Stock Options: • 25% of annual LTI	• Directly aligns the interests of our executives with shareowners. Options only have value for executives if operating performance results in stock price appreciation
	• Restricted Stock Units: • 25% of annual LTI	• Aligns the interest of our executives with shareholders and strengthens key executive retention over relevant time periods to help ensure consistency and execution of long-term strategies
We also provide limited perquisites and other benefits to attract and retain executives over the longer term.
The Committee reviews total compensation for executive officers and the relative levels of each of these forms of compensation against the Committee’s goals. The mix of total direct compensation for 2022 for our Chief Executive Officer and the average of the other Named Executive Officers is shown in the chart on page 39.
2023 Proxy Statement      37

Compensation Discussion and Analysis
Our Compensation Best Practices
What We Do
Comprehensive clawback policy that applies to annual incentive and equity compensation
Rigorous stock ownership requirements and holding periods
Targets for performance metrics aligned to financial goals communicated to shareholders
Alignment of pay and shareholder performance
Engagement of an independent compensation consultant
Limited perquisites
What We Don’t Do
No excise tax gross-ups on change in control payments
No hedging or pledging transactions by executive officers involving our ordinary shares
No backdating or repricing of stock options
No liberal share recycling under stock incentive plan
No delivery or payment of dividends on unvested equity awards
No multi-year compensation guarantees
No employment contracts
No “single trigger” change in control equity vesting (starting in December 2022) or severance

Shareholder Engagement Initiatives and Say on Pay
We value investor feedback and continue to seek feedback through engagement initiatives to align our executive compensation programs with shareholder expectations. We view shareholder engagement as an important and continuous cycle. Throughout 2022, we continued our shareholder engagement initiative pursuant to which members of the Board and management met with shareholders representing approximately 32% of our outstanding ordinary shares on a range of issues. Through these engagements, we received feedback in support of our existing executive compensation programs. In our 2022 advisory vote on the compensation of our Named Executive Officers (“Say-on-Pay”), approximately 94% of the votes cast by our shareholders were cast in favor of our executive compensation “Say-on-Pay.” The Compensation and Human Capital Committee remains committed to continuing the dialogue with shareholders regarding our compensation philosophy and practices and considered the Say-on-Pay vote results in the context of engaging with shareholders and designing our executive compensation programs.
The feedback we heard from these engagement initiatives is summarized in the table below, along with our actions taken to respond to these items.
Shareholder Themes	Response
Consider updating the single-trigger equity vesting provision in the event of a change-in-control
•
In December 2022, the Compensation and Human Capital Committee approved an update to the change in control provision included in our equity-based award agreements for any awards granted after December 11, 2022 to provide for “double trigger” vesting of any awards on a change in control, such that vesting will not be accelerated to the extent the awards are assumed or substituted for by the acquirer in the transaction. If an outstanding equity-based award is not assumed or substituted for upon a change in control, the award will become immediately vested.

Continued positive feedback on the inclusion of the Environmental, Social, and Governance (ESG) Scorecard in our annual incentive plan	• The Committee intends to keep the ESG Scorecard in the 2023 annual incentive plan.
Comparative Framework
In setting compensation for our executive officers, including our Named Executive Officers, the Compensation and Human Capital Committee uses competitive compensation data from an annual total compensation study of selected peer companies (our “Comparator Group”) and other relevant survey sources to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Committee uses multiple reference points when establishing targeted compensation levels. The Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as company, business segment and individual performance, scope of responsibility, critical needs and skill sets, experience, leadership potential and succession planning. The Committee selects companies for inclusion in the Comparator Group based on several important criteria:
38      nVent Electric plc

Compensation Discussion and Analysis
•
publicly-traded on a major exchange;

•
similar in business scope and/or operations to our segments and global in nature;

•
within a reasonable revenue range (generally 0.5x to 2x) compared to our revenue;

•
where we compete for talent; and

•
engaged in the same or a similar industry to ours, based on Global Industry Classification Standard (“GICS”) code: electrical components and equipment, electronic components and industrial machinery.

The Committee worked with WTW to develop our Comparator Group for use in setting target compensation for 2022 for our executive officers, including our Named Executive Officers. Our Comparator Group for 2022 included the following 20 peer companies, which had revenues ranging from approximately $1.2 billion to $5.5 billion, with median revenues of approximately $3.1 billion:
Acuity Brands, Inc.	Altra Industrial Motion Corp.	AMETEK, Inc
Atkore Inc.	Belden Inc.	Colfax Corporation (n/k/a Enovis Corporation)
EnerSys	Generac Holdings Inc.	Graco Inc.
Hubbell Incorporated	IDEX Corporation	ITT Inc.
Kennametal Inc.	Lincoln Electric Holdings, Inc.	Littelfuse, Inc.
Regal Rexnord Corporation	Sensata Technologies Holding plc	SPX Corporation
The Timken Company	Woodward, Inc.
Following its annual review of the Comparator Group in preparation for setting 2023 compensation, the Committee replaced Colfax Corporation (n/k/a Enovis Corporation) with ESAB Corporation, a company that became a stand-alone publicly traded entity through a separation from Colfax Corporation in 2022.
Compensation Program Elements
We have three elements of total direct compensation: base salary, annual incentives and long-term incentives, which are described below. We also provide limited perquisites (see page 44) and standard retirement and health and welfare benefits (see page 46).

2022 Target Direct Compensation Mix(1)
(1)
Target Direct Compensation Mix for Other Named Executive Officers was calculated using their December 31 base salary, 2022 target annual incentive compensation and 2022 target long-term incentive compensation.

2023 Proxy Statement      39

Compensation Discussion and Analysis
Base Salaries
We provide each Named Executive Officer with a fixed base salary. In setting base salaries, the Compensation and Human Capital Committee generally references comparable positions at peer companies based on available market data, which include published survey data and proxy statement data for our Comparator Group. The Committee considers compensation at comparable companies, and does not set base salaries based on a particular peer group benchmark or any single factor. Differences in base salaries among the Named Executive Officers are determined by the Committee based on numerous factors such as competitive conditions for the Named Executive Officer’s position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer’s level of responsibility, experience and individual performance.
Following a detailed review of each Named Executive Officer’s base salary prior to 2022, the Committee approved the following 2022 base salaries effective as of March 1, 2022 to reflect their performance, responsibility, and market competitiveness:
Named Executive Officer	2021 Base Salary	2022 Base Salary
Ms. Wozniak	$927,000	$970,000
Ms. Zawoyski	$490,000	$520,000
Mr. Ruzynski	$458,000	$480,900
Mr. Lammers	$487,000	$505,000
Mr. Padmanabhan	$450,000	$472,500
Annual Incentive Compensation
To provide competitive compensation to attract and retain top talent while linking pay to annual performance, we pay a portion of our executives’ cash compensation as incentive compensation tied to annual business performance as measured against annual goals established by the Compensation and Human Capital Committee.
In 2022, we provided cash annual incentive compensation to our executive officers, including the Named Executive Officers, under our Management Incentive Plan (“MIP”). MIP awards were granted under the nVent Electric plc 2018 Omnibus Incentive Plan.
Targets
Each Named Executive Officer’s targeted level of incentive compensation opportunity under the MIP is set as a percentage of base salary, based on the Committee’s review of its independent advisor’s recommendations, relevant survey data and, in the case of Named Executive Officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer. The Committee generally sets each executive’s target incentive compensation opportunity with reference to the Comparator Group’s target payouts and does not set target incentive compensation opportunities based on a particular peer group benchmark or any single factor.
The target incentive compensation opportunity set by the Committee for each Named Executive Officer varies depending on a wide range of factors, including competitive conditions for the Named Executive Officer’s position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer’s performance, level of responsibility and experience. An executive officer’s base salary multiplied by the incentive compensation opportunity percentage establishes the target incentive compensation for which the executive officer is eligible.
In December 2021, the Committee undertook its annual review of targeted levels of annual incentive compensation opportunities and approved increases in February 2022 to reflect market practices for the following Named Executive Officers: Ms. Wozniak’s from 115% to 125%, Ms. Zawoyski’s and Mr. Ruzynski’s from 75% to 80%, Mr. Lammers’ from 70% to 75%, and Mr. Padmanabhan from 65% to 80%.
These incentive compensation targets as a percentage of salary and a dollar amount, based on the annual base salary in effect on December 1, 2022, were as follows:
	2022 Target (% of Base Salary)	2022 Target ($)
Beth A. Wozniak	125%	1,212,500
Sara E. Zawoyski	80%	416,000
Joseph A. Ruzynski	80%	384,720
Jon D. Lammers	75%	378,750
Aravind Padmanabhan	80%	378,000
40      nVent Electric plc

Compensation Discussion and Analysis
Actual incentive compensation awarded to each Named Executive Officer may range from 0% to 200% of target, depending on actual company performance, as described below.
2022 MIP Performance Metrics
For the 2022 MIP, the Committee approved, based on recommendations of our Chief Executive Officer, the following performance measures, which applied to each of our Named Executive Officers: Revenue, Adjusted Earnings Per Share, Free Cash Flow, and the Environmental, Social and Governance (ESG) Scorecard, each measured with respect to enterprise-wide performance.
The performance goals that applied to each of our Named Executive Officers, as well as the weight assigned to each performance goal and the corresponding payout levels, were as follows:
Performance Measure	Weight (%)	Threshold (Required for any payout; 50% payout)	Target (100% payout)	Superior Performance (200% payout)
Revenue (gross sales less applicable deductions for discounts, returns, and price adjustments, excluding revenue from acquisitions for the year in which the acquisition is completed)	30	$2,488 million	$2,676 million	$2,863 million
Adjusted Earnings Per Share	30	$1.96	$2.20	$2.44
Free Cash Flow (cash from operating activities less capital expenditures, plus proceeds from sale of property and equipment)	25	$317 million	$373 million	$448 million
ESG Scorecard	15	See following chart
As previously disclosed in establishing the 2022 MIP performance goals and potential payouts in December 2021, the Compensation and Human Capital Committee decided to rename the People & Culture Scorecard, the ESG Scorecard in order to broaden the focus of the scorecard and further align with our ESG goals reported in our ESG Report. Along with renaming the scorecard, the Committee approved the addition of an environmental metric that is aligned to our Planet goals disclosed in our ESG Report.
The 2022 ESG Scorecard was weighted at 15% of the total potential payout for all MIP participants, including our Named Executive Officers. The metrics selected for the scorecard were intended to help drive progress towards the ESG goals disclosed in our ESG Report. ESG is an essential part of our business strategy and we are dedicated to continuously improving our efforts. Our scorecard focuses on quantitative measures to help drive year-over-year improvement in the following categories:
Category
• Inclusion Index score from our engagement survey, and two pulse surveys — This was selected to reinforce the importance of a company culture that is inclusive and where our employees are engaged.

•
Diverse candidate slates — Focusing on having diverse candidate slates will help us achieve our 2025 People goals of increasing representation of women in management and of racially diverse U.S. professional employees.

•
Global gender representation for our professional and management populations — This ties directly to our 2025 People goal of increasing representation of women in management globally by 20% by 2025. As disclosed in the ESG Scorecard Measure table under the heading “Payouts”, approximately 27% of our global professional and management employees were female as of December 31, 2022. Approximately 26% of our total workforce were female as of December 31, 2022. Gender representation in the ESG Scorecard considers all professional and management employees based on our internal career streams, and is not limited to EEO-1 categories.

•
U.S. racial representation for our professional and management populations — This ties directly to our 2025 People goal of increasing representation of racially diverse U.S professional employees by 25% by 2025. As disclosed in the ESG Scorecard Measure table under the heading “Payouts”, approximately 22% of our U.S. professional and management employees were racially diverse as of December 31, 2022. Approximately 40% of our total U.S. workforce were racially diverse as of December 31, 2022. Racial representation in the ESG Scorecard considers all professional and management employees based on our internal career streams, and is not limited to EEO-1 categories.

•
Reduction in Scope 1 and Scope 2 CO2 Emissions — This ties directly to our 2030 Planet goal of achieving a 25% reduction in Scope 1 and Scope 2 greenhouse gas emissions. Reducing our carbon emissions and using more green energy are important steps we are taking to combat global climate change.

2023 Proxy Statement      41

Compensation Discussion and Analysis
The goals utilized in the ESG Scorecard, as well as the weight assigned to each goal and the corresponding payout levels, were were as follows:
ESG Scorecard Measure	Weight (%)	Threshold (Required for any payout; 50% payout)	Target (100% payout)	Superior Performance (200% payout)
Employee engagement survey scores for inclusion index	20	69.75	71.00	72.25
Increase the percentage of global professional slates that have diverse candidates	20	75%	85%	95%
Increase gender diversity of our global professional population	20	3% growth	5%	7%
Increase racial diversity of our U.S. professional population	20	5% growth	7%	9%
Reduction in Scope 1 and Scope 2 CO2 Emissions1	20	2% reduction	5%	10%

(1)
Operational improvements required for payout above target. Exclude our 2021 acquisitions because they were not part of the original baseline established in 2019.

The target levels for the performance goals were aligned with the enterprise objectives in our annual operating plan. To provide an added performance incentive, the Committee determined that the amount of incentive compensation related to each performance goal would be scaled according to the amount by which the measure exceeded or fell short of the target. The Committee also determined that the performance goals should have a threshold level below which no incentive compensation would be earned, and that potential payouts would be scaled from 50% at the threshold to 200% at the maximum, as detailed above.
Payouts
The actual incentive compensation of each Named Executive Officer was determined by multiplying the eligible target incentive compensation amount by a multiplier determined as described above. For 2022, actual results as measured by the performance goals under the MIP for each of our Named Executive Officers were as follows:
Financial Performance Measure	Weight (%)	2022 Results ($)	Payout (%)	Weighted Payout (%)
Revenue (As Adjusted for factors specified below)	30	2,970 million	200%	60%
Adjusted EPS (As Adjusted for factors specified below)	30	2.40	183%	55%
Free Cash Flow	25	351 million	80%	20%
Total for Financial Performance	85			135%
ESG Scorecard Measure	Weight (%)	2022 Results	Payout (%)	Weighted Payout (%)
Employee engagement survey scores for inclusion index	20	72.33	200%	6%
Increase the percentage of global professional slates that have diverse candidates	20	71%	0%	0%
Increase gender diversity of our global professional population (% of global professional and management population who identify as female)	20	4.8% growth (26.67)%	97%	3%
Increase racial diversity of our U.S. professional population (% of U.S. professional and management population who identify as racially diverse)	20	16.0% growth (22.48)%	200%	6%
Reduction in Scope 1 and Scope 2 CO2 Emissions	20	9.8% reduction	195%	6%
Total for Non-Financial Performance	15		138%	21%
Payout as a % of Target (%)
Total MIP Payout	156%
Adjustments to revenue for factors specified in MIP included foreign exchange impact ($61 million). Adjustments to EPS for factors specified in the MIP included: restructuring and other charges ($12 million), intangible asset amortization ($71 million), pension mark to market gain ($66 million), and certain acquisition related costs ($1 million).
Based on the foregoing, the Named Executive Officers received the MIP payouts that are reflected in the “Non-Equity Incentive Plan Compensation” column under “Executive Compensation Tables-Summary Compensation Table.” The
42      nVent Electric plc

Compensation Discussion and Analysis
Committee reviews and certifies our level of achievement for each performance measure before any payments are made. Under the terms of the MIP, the Committee has discretion to adjust any Named Executive Officer’s annual cash bonus prior to payment.
Long-Term Incentive Compensation
We believe the long-term incentive compensation is an important element of executive compensation tied to building and sustaining our company’s value through ordinary share performance over time.
2022 Long-Term Incentive Awards
The mix of long-term incentive award types for our Named Executive Officers in 2022 was as follows:

Equity Mix

2022
25%
Stock Options
50%
Performance
Share Units
25%
Restricted
Stock Units

In keeping with its philosophy that executive compensation must be tied to building and sustaining value through ordinary share performance over time, the Compensation and Human Capital Committee establishes long-term incentive compensation targets with reference to both published survey data and data from our Comparator Group. The Committee does not set award levels based on a particular peer group benchmark or any single factor. Rather, the Committee seeks to provide appropriate retention and performance incentives based on a wide range of factors, such as competitive conditions for the Named Executive Officer’s position with the Comparator Group and in the broader employment market, as well as the Named Executive Officer’s level of responsibility, experience, and individual performance.

Consistent with that approach, in 2022, the Committee referenced benchmark data (including compensation surveys, Comparator Group information, and other data provided by WTW) in setting target dollar award levels for each Named Executive Officer and for each position or grade level.
The following table shows the target value of the 2022 long-term incentive compensation awards granted to the Named Executive Officers:
2022 Target Award Opportunity ($)
Beth A. Wozniak	5,000,000
Sara E. Zawoyski	1,350,000
Joseph A. Ruzynski	850,000
Jon D. Lammers	800,000
Aravind Padmanabhan	700,000
The Committee approved in February 2022 the elements and mix of long-term incentive compensation granted effective March 1, 2022 under the nVent Electric plc 2018 Omnibus Incentive Plan. The Committee granted all then-serving Named Executive Officers a mix of the following components: stock options, restricted stock units, and performance share units.
For 2022, the Committee maintained the long-term incentive award mix of 50% performance share units, 25% stock options, and 25% restricted stock units. The components had the features described below:
•
Performance share units: Each performance share unit represents the right to receive one of our ordinary shares at the end of a three-year performance period if specified performance goals are achieved. Similar to restricted stock units, performance share units include dividend equivalent units that are accrued during the vesting period, and paid to participants in cash at the same time as, and only to the extent that, the related performance share units vest. For the performance share units granted in 2022 relating to the 2022-2024 performance period, the Compensation and Human Capital Committee approved TSR relative to the S&P 400 Industrials, measured at the end of the third year of the performance period as the performance measure because the Committee believes it helps ensure continued alignment of our executives’ incentives with the interests of our shareholders, and supports our focus on growing the business. The performance goal and corresponding payout levels for the performance share units granted in 2022 are as follows:

Metrics	Weight	Threshold (50% payout)	Target (100% payout)	Superior Performance (200% payout)
Relative TSR	100.0%	25th percentile	50th percentile	75th percentile
2023 Proxy Statement      43

Compensation Discussion and Analysis
Payouts are interpolated for performance between threshold and target and between target and maximum. If performance share units are earned but absolute TSR is negative, the amount of shares earned cannot exceed target payout.
•
Stock options: Each stock option has a term of ten years, with one third of options vesting on each of the first, second, and third anniversaries of the grant date.

•
Restricted stock units: Each restricted stock unit represents the right to receive one of our ordinary shares upon vesting and includes one dividend equivalent unit, which entitles the holder to a cash payment equal to all cash dividends declared on our ordinary shares from and after the date of grant. Dividend equivalent units are accrued during the vesting period and paid to participants in cash at the same time as, and only to the extent that, the related restricted stock units vest. One-third of the restricted stock units vest on each of the first, second, and third anniversaries of the grant date.

The total number of shares subject to all the performance share units, stock options and restricted stock units, and the values of the awards, granted to the Named Executive Officers in 2022 are reflected under “Executive Compensation Tables-Grants of Plan-Based Awards in 2022.” The value of restricted stock units that vested for each Named Executive Officer in 2022 and the value of options exercised by each Named Executive Officer in 2022 are shown in the table under “Executive Compensation Tables-2022 Option Exercises and Stock Vested Table.”
Achievement under 2020-2022 PSUs*
The Committee granted stock settled performance share units to the Named Executive Officers in 2020, relating to the three-year performance period 2020-2022. Each performance unit entitled the holder to one ordinary share following the end of the three-year performance period if we achieved specific company performance goals on metrics established by the Committee. The performance metric selected by the Committee for the 2020-2022 performance period was Adjusted EPS. Payouts would be scaled for performance between threshold and target and between target and maximum.
The Committee reviewed and approved the performance share units for the 2020-2022 performance period as reflected in the chart below:
Metrics	Weight	Threshold (50% payout)	Target (100% payout)	Superior Performance (200% payout)	Results	Payout
Adjusted EPS Growth	100.0%	$2.00	$2.24	$2.64	$2.40	142%

*
Please see Appendix A for reconciliation of GAAP to non-GAAP financial measures included in this section.

Perquisites and Other Personal Benefits
We provide limited benefits and perquisites to executive officers that are not available to the general employee population in the form of occasional personal use of event tickets when such tickets are not being used for business purposes, and a limited financial counseling benefit, for which, in both cases, we have no aggregate incremental cost, as well as one executive physical per year for preventative care. Additionally, spouses or guests of executive officers may be provided travel and/or entertainment benefits related to business events at which their attendance is expected and appropriate, such as company recognition events or trips, or social events held for marketing or other business purposes. Each of our Named Executive Officers is also eligible to receive an annual reimbursement up to $350 for costs incurred for identity theft protection services. We also make charitable contributions to registered nonprofit organizations on behalf of each of our Named Executive Officers. Other than with regard to the charitable contributions, these benefits are generally provided with little or no incremental cost to the Company.
44      nVent Electric plc

Compensation Discussion and Analysis
Stock Ownership Guidelines
The Compensation and Human Capital Committee has established stock ownership guidelines for the Named Executive Officers and other executives to motivate them to become significant shareholders, to further encourage long-term performance and growth, and to align their interests with those of shareholders. The Compensation and Human Capital Committee monitors executives’ compliance with these guidelines and periodically reviews the definition of  “stock ownership” to reflect the practices of companies in the Comparator Group. “Stock ownership” currently includes ordinary shares owned by the officer both directly and indirectly, the pro-rated portion of the officer’s unvested restricted stock units, shares held by the officer in his or her qualified retirement plan account, and shares acquired under our employee stock purchase plan. Stock ownership does not include performance share units until they are earned at the end of the performance period. The Committee determined that, over a period of five years from appointment, certain executives should accumulate and hold ordinary shares equal to specified multiples of base salary. Once the executive has achieved the target ownership level, the executive will be deemed thereafter to have satisfied the target ownership level, regardless of changes in the price of the ordinary shares, until such time as the executive disposes of any shares, after which compliance will be re-measured.
The multiples of base salary required by the guidelines are as follows:
Executive Level	Stock Ownership Guidelines (as a multiple of salary)
Chief Executive Officer	6.0x base salary
Executive Vice President and Chief Financial Officer	3.0x base salary
Executive Vice President and Chief Human Resources Officer; Executive Vice President and General Counsel and Secretary; Executive Vice President and Chief Technology Officer; Segment Presidents	2.5x base salary
Other key executives	2.0x base salary
As shown in the table below, all Named Executive Officers have reached their ownership guideline as of December 31, 2022.
	Share Ownership(1)	12/31/22 Market Value ($)(2)	Ownership Guideline ($)	Progress Toward Guideline
Beth A. Wozniak	284,457	10,943,065	5,820,000	Met
Sara E. Zawoyski	87,779	3,376,865	1,560,000	Met
Joseph A. Ruzynski	44,911	1,727,722	1,202,250	Met
Jon D. Lammers	48,448	1,863,795	1,262,500	Met
Aravind Padmanabhan	41,847	1,609,860	1,181,250	Met

(1)
Except as indicated otherwise below, the amounts in this column include ordinary shares owned by the officer, both directly and indirectly, and unvested restricted stock units.

(2)
Based on the closing market price for our ordinary shares on the last trading day of 2022 of  $38.47.

Equity Holding Policy
We maintain an equity holding policy under which executive officers subject to our stock ownership guidelines are required to retain 100% of the net number of shares acquired under equity awards until the ownership guidelines are satisfied. This policy may be waived to the extent its application to any individual executive officer would cause undue hardship to the executive officer.
Clawback Policy
The Compensation and Human Capital Committee believes it is appropriate to hold all executives accountable for actions or omissions that result in significant reputational or financial harm to our company. Accordingly, the Committee has adopted a clawback policy under which certain incentive compensation earned by our executives, including executive officers, may be recouped or forfeited if the executive’s fraud or intentional misconduct is a significant contributing factor to a restatement of financial results. The incentive compensation subject to this policy includes short-term and long-term incentive compensation to the extent the compensation was paid, credited or earned during the year after the financial results were first disclosed. In addition, all nVent employees who receive incentive compensation under the nVent Electric plc 2018 Omnibus Plan are subject to an additional forfeiture policy that requires forfeiture or cancellation of all awards and grants of every type, whether or not then vested on the employee’s last day of service if the employee’s termination was due to (a) a material violation of our policies, including any policy contained in our Code of Business Conduct, (b) embezzlement from, or theft of property belonging to us or any of our affiliates, (c) willful failure to perform, or gross negligence in the performance of, or
2023 Proxy Statement      45

Compensation Discussion and Analysis
failure to perform, assigned duties, or (d) other intentional misconduct whether related to employment or otherwise, which has, or has the potential to have, a material adverse effect on our business or the business of our affiliates. We intend to amend the clawback policy as and when necessary to reflect applicable changes in law and NYSE rules, including the requirements of the final regulations promulgated by the Securities and Exchange Commission.
Policy Prohibiting Hedging and Pledging
We maintain a policy that prohibits our employees, including executive officers, directors, their family members and anyone designated to engage in securities transactions on their behalf from engaging in hedging or pledging transactions involving our ordinary shares or other nVent securities. This policy prohibits purchasing financial instruments, including prepaid variable forward contracts, equity swaps and collars, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of nVent securities. Transactions designed to facilitate portfolio diversification, such as exchange funds, are permitted for non-management directors but not employees.
Retirement and Other Benefits
Our Named Executive Officers and other eligible executives and employees may participate in a qualified retirement plan and a nonqualified deferred compensation plan, both of which are described below. Ms. Wozniak is also eligible to participate in a Supplemental Executive Retirement Plan, which is described below under “Executive Compensation Tables — Pension Benefits.” We also provide other benefits such as medical, dental, life insurance and disability coverage to substantially all of our full-time U.S. salaried employees, including the Named Executive Officers. We aim to provide employee and executive benefits at levels that reflect competitive market levels.
Qualified Retirement Plan
For 2022, our U.S. employees, including our Named Executive Officers, were eligible to participate in the nVent Management Company Retirement Savings and Investment Plan (“nVent RSIP”), a tax-qualified 401(k) retirement savings plan under which they could contribute up to 50% of their base salary and incentive compensation on a before-tax basis and 15% of compensation on an after-tax basis. For 2022, we matched an amount equal to one dollar for each dollar contributed to the nVent RSIP by participating employees on the first 5% of their regular earnings to incent employees to make contributions to our retirement plan. The nVent RSIP limits the amount of cash compensation considered for contribution purposes to the maximum imposed by the Code, which was $305,000 in 2022.
Amounts deferred, if any, under the nVent RSIP by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns under “Executive Compensation Tables-Summary Compensation Table.” Amounts contributed by us to the nVent RSIP for the Named Executive Officers are included in the “All Other Compensation” column under “Executive Compensation Tables-Summary Compensation Table.” Matching contributions are generally made a year in arrears.
Medical, Dental, Life Insurance and Disability Coverage
Employee benefits such as medical, dental, life insurance and disability coverage are available to all full-time U.S.-based participants through our active employee plans. In addition to these benefits for active employees, we provide post-retirement medical and dental coverage to certain retirees in accordance with the legacy company plans which applied at the time the employees were hired. We provide up to one and a half times annual salary (up to $1,000,000) in life insurance, and up to $15,000 per month in long-term disability coverage. The value of these benefits is not required to be included in the Summary Compensation Table since they are made available to all full-time U.S. salaried employees.
Other Paid Time-Off Benefits
We also provide vacation and other paid holidays to all employees, including the Named Executive Officers, which we have determined to be comparable to those provided at other large companies.
Deferred Compensation
We sponsor a non-qualified deferred compensation program, called the Sidekick Plan, for our U.S. executives within or above the pay grade that has a midpoint annual salary of  $205,100 in 2022. This plan permits executives to defer up to 25% of their base salary and 75% of their annual cash incentive compensation. Executives also may defer receipt of restricted stock units and/or performance share units. We normally make contributions to the Sidekick Plan on behalf of participants with respect to each participant’s contributions from that portion of his or her income above the maximum imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which was $305,000 in 2022, but below the Sidekick Plan’s compensation limit of  $700,000. These contributions mirror the contribution rates under the RSIP. Please see the narrative following the “Nonqualified Deferred Compensation Table” below for additional information on our contributions.
46      nVent Electric plc

Compensation Discussion and Analysis
Participants in the Sidekick Plan may invest their account balances in a number of possible mutual fund investments. Fidelity Investments Institutional Services Co. provides these investment vehicles for participants and handles all allocation and accounting services for the Plan. We do not guarantee or subsidize any investment earnings under the Plan, and our ordinary shares are not a permitted investment choice under the Plan, although deferred restricted stock units and performance share units are automatically invested in shares.
Amounts of cash compensation deferred, if any, under the Sidekick Plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns under “Executive Compensation Tables-Summary Compensation Table.” Our contributions allocated to the Named Executive Officers under the Sidekick Plan are included in the “All Other Compensation” column under “Executive Compensation Tables-Summary Compensation Table.”
Severance and Change-in-Control Benefits
We provide severance and change-in-control benefits to selected executives to provide for continuity of management upon a threatened or completed change in control. These benefits are designed to provide economic protection to key executives following a change in control of our company so that our executives can remain focused on our business without undue personal concern. We believe that the security that these benefits provide helps our key executives to remain focused on our ongoing business and reduces the key executive’s concerns about future employment. We also believe that these benefits allow our executives to consider the best interests of our company and its shareholders due to the economic security afforded by these benefits. We do not provide excise tax gross-ups. We currently provide only the following severance and change-in-control benefits to our executive officers:
•
We have agreements with our key corporate executives and other key leaders, including all Named Executive Officers, that provide for contingent benefits upon a change in control or upon a covered termination following a change in control.

•
The nVent Electric plc 2018 Omnibus Incentive Plan provides that, upon a change in control, all options, restricted stock and restricted stock units that were granted before December 11, 2022 and are unvested become fully vested; all performance awards (other than annual incentive awards) that were granted before December 11, 2022 are paid in full based on performance at the better of target or trend; and all annual incentive awards are paid based on full satisfaction of the performance goals (i.e., target). In December 2022, the Compensation and Human Capital Committee approved an update to the change-in-control provision included in our equity-based award agreements for any awards granted after December 11, 2022 to provide for “double trigger” vesting of such awards on a change in control, such that vesting will not be accelerated to the extent the awards are assumed or substituted for by the acquirer in the transaction. If an outstanding award is not assumed or substituted for upon a change in control, the award will become immediately vested.

•
If an employee’s employment is involuntarily terminated for a reason other than cause, death or disability, or if an employee who is a Board-appointed corporate officer voluntarily terminates employment for good reason, then the employee’s outstanding awards under the nVent Electric plc 2018 Omnibus Incentive Plan will be eligible for continued or accelerated vesting as described below under “Executive Compensation Tables-Potential Payments Upon Termination or Change In Control.”

•
Upon certain types of terminations of employment (other than a termination following a change in control), severance benefits may be paid to the Named Executive Officers under our Severance Plan for Executives described below (the “Severance Plan”).

We explain these benefits more fully below under “Executive Compensation Tables-Potential Payments Upon Termination or Change In Control.”
nVent Management Company, maintains a Severance Plan, under which our executives, including our Named Executive Officers, are eligible to receive severance benefits in the event of a qualifying termination of employment to the extent the terms and conditions of the Severance Plan are satisfied. In the event of a qualifying termination of the employment of any of our Named Executive Officers and the satisfaction of the Severance Plan’s terms and conditions, the severance benefits would be equal to the product of  (1) a severance multiplier and (2) the sum of the Named Executive Officer’s base salary and target annual bonus. The severance multiplier is two for our Chief Executive Officer and one and one-half for our other Named Executive Officers. The affected Named Executive Officer would also continue to be eligible to participate in our health plan at his or her active employee rate for a benefit continuation period of 24 months for our Chief Executive Officer and 18 months for our other Named Executive Officers. We may, in our discretion, pay for the cost of outplacement services for up to 12 months. As a condition for eligibility for the Severance Plan, participants must complete a participation agreement under which they agree to comply with customary restrictive covenants, in the case of our Named Executive Officers, for 24 months.
Impact of Tax Considerations
The Compensation and Human Capital Committee considers the tax deductibility of the compensation it approves for its Named Executive Officers, including the $1 million deduction limit imposed by Section 162(m) of the Code. The Committee intends to set compensation for our executive officers at levels it believes are necessary to attract, motivate, retain and reward
2023 Proxy Statement      47

Compensation Discussion and Analysis
executives, even if a portion of such compensation is not deductible as a result of Section 162(m). The Committee also considers the impact of other tax provisions, such as the restrictions on deferred compensation set forth in Section 409A of the Code, and attempts to structure compensation in a tax-efficient manner, both for the Named Executive Officers and for our company.
Compensation Consultant
During 2022, the Compensation and Human Capital Committee continued to retain WTW, an external compensation consultant, to advise the Committee on executive compensation issues. See “Corporate Governance Matters — Committees of the Board — Compensation and Human Capital Committee.” The Committee evaluated the independence of WTW and the individual representatives of WTW who served as the Committee’s consultants based on the factors required by the NYSE. The only other services provided by WTW in 2022 to our company in addition to its service as compensation consultant to the Committee was a de minimis amount of retirement consulting and published compensation surveys through its Data Services business.
At the direction of the Committee, WTW advises the Committee in implementing and overseeing appropriate compensation programs and policies. As part of this process, WTW provides the Committee with comparative market data based on analyses of the practices of the Comparator Group defined above under “Comparative Framework” and relevant survey data. The comparative market data that WTW provides address the structure of the compensation programs maintained by the Comparator Group companies as well as the amount of compensation they provide. WTW provides guidance on industry best practices and compensation program design, and advises the Committee in determining appropriate ranges for base salaries, annual incentives and equity compensation for each senior executive position.
Evaluating the Chief Executive Officer’s Performance
The Board and the Compensation and Human Capital Committee employ a formal rating process to evaluate the Chief Executive Officer’s performance. As part of this process, the Board reviews financial and other relevant data related to the performance of the Chief Executive Officer at each meeting of the Board throughout the year. At the end of the year, each non-management director provides an evaluation and rating of the Chief Executive Officer’s performance in various categories. The Committee Chair submits a consolidated rating report and the Committee’s recommendations regarding the Chief Executive Officer’s compensation to the non-management directors for review and ratification. The Chair of the Board (when the Chair of the Board is not the Chief Executive Officer), Chair of the Committee, and the Lead Director chair a discussion with the directors in executive session without the Chief Executive Officer present. From that discussion, the Committee finalizes the Chief Executive Officer’s performance rating. The Chair of the Board (when the Chair of the Board is not the Chief Executive Officer), the Chair of the Committee, and the Lead Director review the final performance rating results and commentary with the Chief Executive Officer. The Committee takes the performance rating and financial data into account in determining the Chief Executive Officer’s compensation and the approval of goals and objectives for the Chief Executive Officer for the following year.
Equity Award Practices
As a rule, the Committee grants awards to newly hired or promoted executives that are effective the earlier of the 15th of the month following the date of hire or promotion or the 15th of the month following the date of the Committee meeting at which the grant is approved. If the last day of such month is a day on which the NYSE is not open for trading, then the grant date will be the next day on which the NYSE is open for trading. Under our current process, the Committee has also given the Chief Executive Officer discretion to grant equity awards to non-executive officers as required throughout the year (other than normal annual grants, which are granted by the Committee) within the guidelines of the nVent Electric plc 2018 Omnibus Incentive Plan, up to a maximum grant date value of  $2,000,000 total for 2022. The Chief Executive Officer provides a summary report to the Committee Chair disclosing the aggregate awards granted by the Chief Executive Officer during the preceding fiscal year. All options are granted with an exercise price equal to fair market value based on the closing share price on the effective day of grant.
48      nVent Electric plc

Executive Compensation Tables
Summary Compensation Table
The table below summarizes the total compensation paid to or earned by each of the Named Executive Officers for the years ended December 31, 2020, 2021 and 2022.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total Compensation ($)(1)
Beth A. Wozniak Chief Executive Officer	2022	962,871	—	3,750,017	1,250,000	1,891,500	—	58,027	7,912,415
	2021	913,535	—	5,774,738	1,225,001	2,004,174	717,005	16,890	10,651,343
	2020	787,530	218,196	3,375,017	1,125,001	227,304	535,164	54,658	6,322,870
Sara E. Zawoyski Executive Vice President and Chief Financial Officer	2022	515,020	—	1,012,524	337,501	648,960	—	36,120	2,550,125
	2021	477,519	—	1,437,401	312,501	690,900	—	15,258	2,933,579
	2020	418,516	71,740	937,500	312,501	74,735	—	27,184	1,842,176
Joseph A. Ruzynski President of Enclosures	2022	477,102	—	637,503	212,504	600,163	—	36,988	1,964,260
	2021	449,017	—	906,198	193,749	645,780	—	12,837	2,207,581
	2020	396,015	67,883	562,516	187,501	70,717	—	34,072	1,318,704
Jon D. Lammers Executive Vice President, General Counsel and Secretary	2022	502,019	—	599,993	199,997	590,850	—	37,840	1,930,699
	2021	482,199	—	1,062,430	187,498	640,892	—	16,170	2,389,189
	2020	429,641	68,387	562,516	187,501	71,241	—	39,988	1,359,274
Aravind Padmanabhan Executive Vice President and Chief Technology Officer	2022	468,768	—	525,017	175,004	589,680	—	40,027	1,798,496

(1)
The amounts shown in the “Salary” and “Non-Equity Incentive Plan Compensation” columns are not reduced by any deferrals under our nonqualified deferred compensation plans.

(2)
The fiscal 2022 amounts in column (e) represent the sum of restricted stock units awarded at a grant date fair value of  $33.43 and annual performance share units awarded at a grant date fair value of  $42.82, in each case computed in accordance with ASC 718 and based on the probable outcome of the performance conditions as of the grant date. All stock awards were granted on March 1, 2022. The values reflected in the table above include the grant date fair value of restricted stock units and the grant date fair value of the annual performance share units at target performance. The grant date fair values of restricted stock units granted in 2022 and of performance share units granted in 2022 if target performance and maximum performance is achieved are as follows:

	Restricted Stock Units ($)	Annual Performance Share Units
		Target ($)	Maximum ($)
Beth A. Wozniak	1,250,015	2,500,003	5,000,006
Sara E. Zawoyski	337,509	675,014	1,350,029
Joseph A. Ruzynski	212,515	424,989	849,977
Jon D. Lammers	200,012	399,982	799,963
Aravind Padmanabhan	175,006	350,011	700,021
The fair value of these performance share units is determined based on the closing market price of our ordinary shares at the date of grant. Compensation expense is recognized over the period an employee is required to provide service based on the estimated vesting of the performance share units granted. The estimated vesting of the performance share units is based on the probability of achieving certain financial performance metrics during the three year vesting period. See the Grants of Plan-Based Awards in 2022 table for more information on stock awards granted in 2022.
(3)
The amounts in column (f) represent the aggregate grant date fair value, computed in accordance with ASC 718, of stock options granted during each year. We estimated the fair value of each stock option award on the date of grant in accordance with FASB ASC Topic 718 using a Black-Scholes option pricing model, modified for dividends and using the following weighted average assumptions: risk-free interest rate of 1.5%; expected dividend yield of 1.96%; expected share price volatility of 33.3%; and expected term of 6.2 years. These estimates require us to make assumptions based on historical results, observance of trends in our peer group’s share prices, changes in option exercise behavior, future expectations and other relevant factors. We based the expected life assumption on historical

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Executive Compensation Tables
experience (including Pentair’s historical experience for periods prior to the separation) as well as the terms and vesting periods of the options granted. For purposes of determining expected volatility, we considered a rolling average of historical volatility of our comparator group measured over a period approximately equal to the expected option term. The risk-free rate for periods that coincide with the expected life of the options is based on the U.S. Treasury Department yield curve in effect at the time of grant.
(4)
The amounts in column (g) reflect cash awards earned by the named individuals pursuant to awards under the MIP for 2022 as determined by the Compensation and Human Capital Committee and paid in 2023.

(5)
The amounts in column (h) reflect, for Ms. Wozniak, who is the only Named Executive Officer who participated in our pension plans, the change in the actuarial present value of the Named Executive Officer’s accumulated benefits under such pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements, except that, for 2022, the value is shown as zero because the change in the actuarial present value was negative due primarily to interest rate changes and the SEC’s rules do not permit a negative change to be reflected in the amount reported in column (h). We do not provide any above market or preferential earnings on amounts deferred under our non-qualified deferred compensation plans.

(6)
The table below shows the components of column (i) for 2022, which include perquisites and other personal benefits and our contributions under the Sidekick Plan, the nVent RSIP and the Employee Stock Purchase Plan:

	(a)	(b)	(c)	(e)
Name	Perquisites, Other Personal Benefits and Tax Reimbursements ($)(a)	Contributions under Defined Contribution Plans ($)(b)	Matches under the Employee Stock Purchase Plan ($)	Total All Other Compensation ($)
Beth A. Wozniak	20,477	34,550	3,000	58,027
Sara E. Zawoyski	269	32,851	3,000	36,120
Joseph A. Ruzynski	8,402	27,155	1,431	36,988
Jon D. Lammers	9,317	28,523	—	37,840
Aravind Padmanabhan	11,808	28,219	—	40,027

(a)
The amounts shown in column (a) consist of an executive physical for Ms. Wozniak ($5,127), Mr. Ruzynski, Mr. Lammers and Mr. Padmanabhan ($11,381); identity theft protection reimbursement for Ms. Wozniak ($350), Ms. Zawoyski, Mr. Lammers and Mr. Padmanabhan ($340); a years of service award for Mr. Lammers and Mr. Padmanabhan ($88); a wellness program reward for Mr. Lammers; and company contributions to a registered nonprofit organization designated by the Named Executive Officer for Ms. Wozniak ($15,000), Mr. Lammers and Mr. Ruzynski, for which there was no aggregate incremental cost to the company of providing such contributions. The years of service awards and wellness program rewards were provided pursuant to broad-based policies that apply generally to U.S. employees. The years of service awards included a tax gross up and consisted of a $100 award and $84 gross up for Mr. Lammers and a $60 award and $28 gross up for Mr. Padmanabhan. Mr. Padmanabhan also received sporting event tickets at no incremental cost to the Company.

(b)
The amount shown in column (b) for each individual reflects amounts contributed by us to the nVent RSIP and the Sidekick Plan during 2022. In the case of the Sidekick Plan, the amounts contributed by us during 2022 relate to salary deferrals in 2021.

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Grants of Plan-Based Awards in 2022
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Name	Grant Date	Compensation & Human Capital Committee Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise Price or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Beth A. Wozniak	3/1/2022	2/21/2022				29,192	58,384	116,768				2,500,003
	3/1/2022	2/21/2022							37,392			1,250,015
	3/1/2022	2/21/2022								135,233	33.43	1,250,000
			606,250	1,212,500	2,425,000
Sara E. Zawoyski	3/1/2022	2/21/2022				7,882	15,764	31,528				675,014
	3/1/2022	2/21/2022							10,096			337,509
	3/1/2022	2/21/2022								36,513	33.43	337,501
			208,000	416,000	832,000
Joseph A. Ruzynski	3/1/2022	2/21/2022				4,963	9,925	19,850				424,989
	3/1/2022	2/21/2022							6,357			212,515
	3/1/2022	2/21/2022								22,990	33.43	212,504
			192,360	384,720	769,440
Jon D. Lammers	3/1/2022	2/21/2022				4,671	9,341	18,682				399,982
	3/1/2022	2/21/2022							5,983			200,012
	3/1/2022	2/21/2022								21,637	33.43	199,997
			189,375	378,750	757,500
Aravind Padmanabhan	3/1/2022	2/21/2022				4,087	8,174	16,348				350,011
	3/1/2022	2/21/2022							5,235			175,006
	3/1/2022	2/21/2022								18,933	33.43	175,004
			189,000	378,000	756,000

(1)
The Compensation and Human Capital Committee’s practices for granting options, restricted stock units and performance share units, including the timing of all grants and approvals thereof, are described under “Compensation Discussion and Analysis — Long-Term Incentive Compensation.”

(2)
The amounts shown in column (d) to which no grant date applies reflect the total of the threshold payment levels for each element under our MIP. This amount is 50% of the target amounts shown in column (e). The amounts shown in column (f) are 200% of such target amounts for each Named Executive Officer. These amounts are based on the individual’s current position and base salary as in effect on December 1, 2022.

(3)
The amounts shown in column (g) as having been granted on March 1, 2022 and approved on February 21, 2022 reflect the total of the threshold payment levels for the annual performance share unit grants in 2022 under the nVent Electric plc 2018 Omnibus Incentive Plan, which is 50% of the target amounts shown in column (h). The amounts shown in column (i) are 200% of such target amounts. Any amounts payable with respect to performance units would be paid in March 2025, based on cumulative performance for the period 2022 to 2024.

(4)
The amounts shown in column (j) reflect the number of restricted stock units granted to each Named Executive Officer in 2022 under the nVent Electric plc 2018 Omnibus Incentive Plan.

(5)
The amounts shown in column (k) reflect the number of options to purchase ordinary shares granted to each Named Executive Officer in 2022 under the nVent Electric plc 2018 Omnibus Incentive Plan.

(6)
The amounts shown in column (m) reflect the grant date fair value of the awards of restricted stock units, performance share units and stock options computed in accordance with ASC 718.

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Executive Compensation Tables
Outstanding Equity Awards at December 31, 2022
	Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested (#)(2)	Market Value of Shares of Stock or Units That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)(3)
Beth A. Wozniak						139,452	5,364,718
								121,012	4,655,332
	65,191	—		18.25	9/15/2025
	32,389	—		16.65	1/4/2026
	26,223	—		19.57	1/3/2027
	138,787	—		25.34	5/7/2028
	201,888	—		22.51	1/2/2029
	156,647	78,324(5)		25.92	1/2/2030
	66,566	133,134(6)		27.55	3/1/2031
	0	135,233(7)		33.43	3/1/2032
Sara E. Zawoyski						35,475	1,364,723
								31,740	1,221,038
	2,774	—		27.12	3/3/2024
	3,787	—		22.36	3/2/2025
	7,305	—		16.61	3/1/2026
	6,248	—		20.22	3/1/2027
	15,861	—		25.34	5/7/2028
	14,546	—		27.77	3/1/2029
	43,513	21,757(5)		25.92	1/2/2030
	16,981	33,963(6)		27.55	3/1/2031
	0	36,513(7)		33.43	3/1/2032
Joseph A. Ruzynski						22,426	862,728
								19,830	762,860
	2,774	—		27.12	3/3/2024
	4,329	—		16.61	3/1/2026
	5,858	—		20.22	3/1/2027
	19,827	—		25.34	5/7/2028
	32,302	—		22.51	1/2/2029
	26,108	13.054(5)		25.92	1/2/2030
	10,528	21,057(6)		27.55	3/1/2031
	0	22,990(7)		33.43	3/1/2032
Jon D. Lammers						26,730	1,028,303
								18,927	728,122
	29,740	—		25.34	5/7/2028
	53,837	—		22.51	1/2/2029
	26,108	13,054(6)		25.92	1/2/2030
	10,188	20,378(5)		27.55	3/1/2031
	0	21,637(7)		33.43	3/1/2032
Aravind Padmanabhan						46,390	1,784,623
								15,204	584,898
	17,405	8,703(5)		25.92	1/2/2030
	7,471	14,944(6)		27.55	3/1/2031
	0	18,933(7)		33.43	3/1/2032

(1)
The exercise price for all stock option grants is the fair market value of our ordinary shares on the date of grant.

(2)
For the restricted stock units, one-third of the award will vest on each of the first, second, and third anniversaries of the grant date. For the restricted stock unit award granted to Mr. Padmanabhan on December 31, 2019, 100% of the award will vest on the fourth anniversary of the grant date. One-third of the restricted stock unit awards granted on January 2, 2020 will vest on January 1 of each of the first

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Executive Compensation Tables
three years after the grant date. For the restricted stock units awards granted in 2022, 2021, as well as the supplemental performance share units granted in 2021 that are, because the stock price performance goals had been achieved as of December 31, 2021, included in this table and in this footnote as restricted stock units, one-third of the award will vest March 5 of each of the first three years after the grant date. The grant dates of the restricted stock unit awards are as follows:
Name	Grant Date	Number of Unvested Restricted Stock Units*
Beth A. Wozniak	1/2/2020	14,468
	3/1/2021	29,644
	3/1/2021	57,948*
	3/1/2022	37,392
Sara E. Zawoyski	1/2/2020	4,019
	3/1/2021	7,563
	3/1/2021	13,797*
	3/1/2022	10,096
Joseph A. Ruzynski	1/2/2020	2,412
	3/1/2021	4,689
	3/1/2021	8,968*
	3/1/2022	6,357
Jon D. Lammers	1/2/2020	2,412
	3/1/2021	4,538
	3/1/2021	13,797*
	3/1/2022	5,983
Aravind Padmanabhan	12/31/2019	29,320
	1/2/2020	1,608
	3/1/2021	3,328
	3/1/2021	6,899*
	3/1/2022	5,235

*
These restricted stock units relate to the supplemental performance share units granted in 2021. Because the stock price performance goals was achieved in 2021, the units that remain subject to a time-vesting requirement as of December 31, 2022 are shown as restricted stock units in this table.

(3)
The amounts in these columns were calculated by multiplying the closing market price of our ordinary shares on the last trading day of our most recently completed fiscal year of  $38.47 by the number of unvested restricted stock units or performance share units, as applicable.

(4)
The number of performance share units shown in this column reflects the target performance level for the 2021-2023 and 2022-2024 awards, in accordance with SEC regulations requiring that the number of units be based on achieving threshold performance goals or, if the previous fiscal year’s performance has exceeded the threshold, the next higher performance measure (target or maximum) that exceeds the previous fiscal year’s performance.

Name	Vesting Date	Number of Performance Share Units
Beth A. Wozniak	12/31/2023	62,628
	12/31/2024	58,384
Sara E. Zawoyski	12/31/2023	15,976
	12/31/2024	15,764
Joseph A. Ruzynski	12/31/2023	9,905
	12/31/2024	9,925
Jon D. Lammers	12/31/2023	9,586
	12/31/2024	9,341
Aravind Padmanabhan	12/31/2023	7,030
	12/31/2024	8,174

(5)
One-third of these options will vest on January 1 of years 2021, 2022, and 2023.

(6)
One-third of these options will vest on March 5 of years 2022, 2023, and 2024.

(7)
One-third of these options will vest on March 5 of years 2023, 2024, and 2025.

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Executive Compensation Tables
2022 Option Exercises and Stock Vested Table
The following table shows a summary of the stock options exercised by the Named Executive Officers in 2022 and the restricted stock or restricted stock units vested for the Named Executive Officers during 2022.
	Option awards		Stock awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Beth A. Wozniak	—	—	195,410	8,149,254
Sara E. Zawoyski	5,061	100,208	66,805	2,740,651
Joseph A. Ruzynski	—	—	32,005	1,339,059
Jon D. Lammers	—	—	35,824	1,473,397
Aravind Padmanabhan	—	—	20,416	855,249

(1)
Reflects the amount calculated by multiplying the number of options exercised by the difference between the market price of our ordinary shares on the exercise date and the exercise price of options.

(2)
Reflects the amount calculated by multiplying the number of shares vested by the market price of our ordinary shares on the vesting date.

2022 Pension Benefits
Listed below are the number of years of credited service and present value of accumulated pension benefits as of December 31, 2022 under the nVent Management Company Supplemental Executive Retirement Plan (“SERP”) for Ms. Wozniak, the only Named Executive Officer eligible for the SERP. The SERP is described in detail following the table below. The disclosed benefit for Ms. Wozniak is an actuarial estimate only and does not necessarily reflect the actual amounts that will be paid to Ms. Wozniak, which will only be known at the time that she becomes eligible for payment.
Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Beth A. Wozniak	SERP	7	2,667,314	—

(1)
Includes years of credited service with Pentair prior to the Separation.

(2)
SERP benefits are payable following retirement at age 55 or later in the form of an annuity. The actuarial present values above was calculated using the following methods and assumptions:

•
SERP present value was based on the accrued benefit payable at age 65 and was calculated as of December 31, 2022.

•
Present values for the SERP are based on a 180-month-certain only annuity.

•
The present value of SERP benefits as of December 31, 2022 was calculated assuming a 5.22% interest rate.

The actual amount of pension benefits ultimately paid to Ms. Wozniak may vary based on a number of factors, including differences from the assumptions used to calculate the amounts.
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The nVent Management Company Supplemental Executive Retirement and Restoration Plan
The SERP is an unfunded, nonqualified defined benefit pension plan. The only employees that are eligible to participate in the SERP are those who were participating in Pentair’s Supplemental Executive Retirement Plan at the time of the Separation. Benefits under the SERP vest upon the completion of five years of benefit service (which is all service at Pentair and nVent following initial participation in Pentair’s plan). As of the date of this Proxy Statement, Ms. Wozniak, the only Named Executive Officer eligible for the SERP, was fully vested in her SERP benefit.
Benefits under the SERP are based upon the number of an employee’s years of service following initial participation in Pentair’s plan and the highest average earnings for a five calendar-year period (ending with retirement). Compensation covered by the SERP for Ms. Wozniak equals the amounts set forth in the “Salary” column under “Executive Compensation Tables-Summary Compensation Table” and 2022 incentive compensation paid under the MIP in March 2023 set forth in the “Non-Equity Incentive Plan Compensation” column under “Executive Compensation Tables-Summary Compensation Table.”
Benefits under the SERP are calculated as:
•
final average compensation as defined above; multiplied by

•
benefit service percentage, which equals 15% multiplied by years of benefit service.

Nonqualified Deferred Compensation Table
The following table sets forth the contributions, earnings, distributions and 2022 year-end balances for each of the Named Executive Officers under our Sidekick Plan described under “Compensation Discussion and Analysis — Retirement and Other Benefits — Deferred Compensation.” Contributions we make to the Sidekick Plan are intended to make up for contributions to our qualified retirement plan, including our matching contributions, for cash compensation above the maximum imposed by the Code, which was $305,000 in 2022. Because the Code does not permit contributions on amounts in excess of that limit under a tax-qualified plan, the Sidekick Plan is designed to permit matching contributions on compensation in excess of the maximum imposed by the Code. We make these matching contributions to the Sidekick Plan on amounts in excess of the maximum imposed by the Code, but below the $700,000 compensation limit contained in our Sidekick Plan (such contributions by a Named Executive Officer, “Covered Sidekick Compensation”).
Name	Executive Contributions in 2022 ($)(1)	Registrant Contributions in 2022 ($)(2)	Aggregate Earnings/(Loss) in 2022 ($)(3)	Aggregate Withdrawals/ Distributions in 2022 ($)	Aggregate Balance at December 31, 2022 ($)(4)
Beth A. Wozniak	3,073,245	19,300	263,132	—	4,778,577
Sara E. Zawoyski	559,051	17,601	(7,267)	—	983,854
Joseph A. Ruzynski	138,696	11,905	(119,535)	—	681,068
Jon D. Lammers	61,167	13,273	(170,844)	—	788,578
Aravind Padmanabhan	199,593	12,969	26,073	—	290,523

(1)
Reflects the amount of cash or equity-based compensation each Named Executive Officer deferred in 2022 under the Sidekick Plan. The cash amounts were previously reported in the “Salary” or “Non-Equity Incentive Compensation” column of the Summary Compensation Table for 2022.

(2)
Equals the total contributions we made in 2022 under the Sidekick Plan for each Named Executive Officer, which are included in the column labeled “All Other Compensation” above. For 2022, the total amount reflected matching contributions equal to one dollar for each dollar contributed up to 5% of Covered Sidekick Compensation; we normally make matching contributions one year in arrears.

(3)
Reflects the amount of investment earnings realized by each Named Executive Officer on the investments chosen that are offered to participants in our Sidekick Plan, which are substantially the same as those offered in our RSIP Plan. Fidelity Investments Institutional Services Co. provides these investment vehicles for participants and handles all allocation and accounting services for these plans. We do not guarantee or subsidize any investment earnings in either Plan.

(4)
Amounts deferred under the Sidekick Plan that have also been reported in the Summary Compensation Table in prior years for each Named Executive Officer are: Ms. Wozniak — $1,422,899; Ms. Zawoyski — $414,469; Mr. Ruzynski — $650,003; Mr. Lammers — $884,982 and Mr. Padmanabhan — $0. To the extent the amounts in this column are less than the amounts reported in the Summary Compensation Table, the difference is due to losses, withdrawals or distributions.

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Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
Except for items described below, we have no agreements, arrangements, or plans that entitle executive officers to severance, perquisites, or other enhanced benefits upon termination of their employment; any such payments or benefits would be at the discretion of the Compensation and Human Capital Committee.
Severance Plan
We maintain the Severance Plan under which our executives, including our Named Executive Officers, are eligible to receive severance benefits in the event of a qualifying termination of employment other than in connection with a change in control to the extent the terms and conditions of the Severance Plan are satisfied. A qualifying termination generally includes an involuntary termination for any reason other than cause, permanent disability or death. “Cause” for purposes of the Severance Plan is defined generally as a material violation of our policies; embezzlement from, or theft of property belonging to, us or one of our affiliates; willful failure to perform, or gross negligence in the performance of, or failure to perform, assigned duties; or other intentional misconduct that has, or has the potential to have, a material adverse effect on our business.
In the event of a qualifying termination of the employment of any of our Named Executive Officers and the satisfaction of the Severance Plan’s terms and conditions, the severance benefits would be equal to the product of  (1) a severance multiplier and (2) the sum of the Named Executive Officer’s base salary and target annual bonus. The severance multiplier is two for our Chief Executive Officer and one and one-half for our other Named Executive Officers. The affected Named Executive Officer would also continue to be eligible to participate in our health plan at his or her active employee rate for a benefit continuation period of 24 months for our Chief Executive Officer and 18 months for our other Named Executive Officers. We may, in our discretion, pay for the cost of outplacement services for up to 12 months. As a condition for eligibility for the Severance Plan, participants must complete a participation agreement under which they agree to comply with customary restrictive covenants, in the case of our Named Executive Officers, for 24 months.
Change in Control Agreements
We have entered into agreements with certain key corporate executives and segment presidents, including all Named Executive Officers, that provide for contingent benefits upon a change in control. These agreements are intended to provide for continuity of management upon a completed or threatened change in control. The agreements provide that covered executive officers could be entitled to certain severance or other benefits following a change in control. If, following such a change in control, the executive officer is involuntarily terminated, other than for disability or for cause, or if such executive officer terminates his or her employment for conditions that constitute good reason, then the executive officer is entitled to certain severance payments. As previously disclosed, we have adopted a policy of not including excise tax gross-ups.
Under these agreements, “cause” means:
•
engaging in intentional conduct that causes us demonstrable and serious financial injury;

•
conviction of a felony; or

•
continuing willful and unreasonable refusal by an officer to perform his or her duties or responsibilities.

Under these agreements, “good reason” means:
•
a breach of the agreement by us;

•
any reduction in an officer’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, or grant date fair value of annual equity-based awards;

•
an officer’s removal from, or any failure to reelect or reappoint him or her to serve in, any of the positions held with us on the date of the change in control or any other positions to which he or she is thereafter elected, appointed or assigned, except in the event that such removal or failure to reelect or reappoint relates to our termination of an officer’s employment for cause or by reason of disability;

•
a good faith determination by an officer that there has been a material adverse change in his or her working conditions or status relative to the most favorable working conditions or status in effect during the 180-day period prior to the change in control, or, to the extent more favorable to him or her, those in effect at any time while employed after the change in control, including a significant change in the nature or scope of his or her authority, powers, functions, duties or responsibilities or a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that we remedy within 10 days after receipt of written notice;

•
relocation of an officer’s principal place of employment to a location more than 50 miles from his or her principal place of employment on the date 180 days prior to the change in control;

•
imposition of a requirement that an officer travel on business 20% in excess of the average number of days per month he or she was required to travel during the 180-day period prior to the change in control; or

•
our failure to cause a successor to assume an officer’s agreement.

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Under these agreements, a “change in control” is deemed to have occurred if:
•
any person is or becomes the beneficial owner of securities representing 30% or more of our outstanding ordinary shares or combined voting power;

•
a majority of the Board changes in a manner that has not been approved by at least two-thirds of the incumbent directors or successor directors nominated by at least two-thirds of the incumbent directors;

•
we consummate a merger, consolidation or share exchange with any other entity (or the issuance of voting securities in connection with a merger, consolidation or share exchange) which our shareholders have approved and in which our shareholders control less than 50% of combined voting power after the merger, consolidation or share exchange; or

•
we consummate a plan of complete liquidation or dissolution or an agreement for the sale or disposition of all or substantially all of our assets which our shareholders have approved.

The benefits under the change in control agreements that could be triggered by a covered termination (which includes termination of the executive by us other than for death, disability or cause or by the executive for good reason) in connection with such a change in control include:
•
severance payable upon termination in an amount equal to 200% of annual base salary plus the greatest of the executive’s target bonus for the year of termination, the actual bonus paid with respect to the year prior to the change in control, or the actual bonus paid in the year prior to the change in control;

•
replacement coverage for Company-provided group medical, dental and life insurance policies for up to two years;

•
the cost of an executive search agency not to exceed 10% of the executive’s annual base salary;

•
for Ms. Wozniak only, the accelerated accrual and vesting of benefits under the SERP and up to three additional years of service can be credited, up to a maximum of seven years of service;

•
up to $15,000 in fees and expenses of consultants and legal or accounting advisors; and

•
all equity-based and cash incentive awards granted prior to the change in control will be subject to the terms of the incentive plan under which they were granted (including accelerated vesting, if provided for in the applicable plan), and all equity-based and cash incentive awards granted on or after the change in control will vest or be earned in full upon such termination.

In the case of each Named Executive Officer, the agreement also requires the executive to devote his or her best efforts to us or our successor during the two-year period following the change in control, to maintain the confidentiality of our information during and following employment and, to the extent not prohibited under applicable law, to refrain from competitive activities for a period of one year following termination of employment with us or our successor.
Change in Control and Termination Provisions of the Omnibus Incentive Plan
Change in Control Provisions
The nVent Electric plc 2018 Omnibus Incentive Plan (the “Omnibus Plan”) provides that, unless otherwise provided in the applicable award agreement, upon a change in control:
•
all outstanding options, restricted stock and restricted stock units that are not performance awards are immediately vested;

•
all outstanding performance awards (other than annual incentive awards) are paid in full based on performance at the better of target or trend; and

•
all outstanding annual incentive awards are paid based on full satisfaction of the performance goals.

However, in December 2022, the Compensation and Human Capital Committee approved an update to the change-in-control provision included in our equity-based award agreements for any awards granted after December 11, 2022 to provide for “double trigger” vesting of such awards on a change in control, such that vesting will not be accelerated to the extent the awards are assumed or substituted for by the acquirer in the transaction. If an outstanding award is not assumed or substituted for upon a change in control, the award will become immediately vested..
Termination Provisions
•
Retirement. If a Board-appointed corporate officer, including any of the Named Executive Officers, terminates employment in a retirement with at least 10 years of service, the Omnibus Plan provides as follows:

▸
If the retirement is prior to age 60: unvested options vest pro-rata; restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) vest pro rata; and performance awards are paid on a pro rata basis based on target performance; or

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▸
If the retirement is after age 60: options continue to vest and remain outstanding until the earlier of the option’s expiration date and the fifth anniversary of the date of retirement; restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) vest in full; and performance awards are paid in full based on actual performance.

•
Death or Disability. If any of the Named Executive Officers terminates employment as a result of death or disability, the Omnibus Plan provides that options, restricted stock and restricted stock units are immediately vested; and performance awards are paid in full based on actual performance.

•
Termination Without Cause or for Good Reason. If any of the Named Executive Officers terminates employment in an involuntary termination for a reason other than cause, death or disability, or in a voluntarily termination for good reason, then the employee’s outstanding awards under the Omnibus Plan will be eligible for continued or accelerated vesting, as described below. A termination of employment under these circumstances is referred to in the Omnibus Plan as a “Covered Termination.” For a Named Executive Officer’s termination to be considered a Covered Termination, the officer must execute a general release in a form and manner determined by us. Upon a Covered Termination, the Omnibus Plan provides that awards held by a Board-appointed corporate officer, including such a Named Executive Officer, will be treated as follows:

▸
Stock options will remain outstanding, and will continue to vest in accordance with their terms as if the officer had remained in employment, until the earlier of the expiration date of the stock option and the fifth anniversary of the covered termination.

▸
Restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) will vest in full.

▸
Performance awards, including performance share units, will be paid following the end of the performance period based on achievement of the performance goals established for the awards as if the employee had not experienced a covered termination.

Under the Omnibus Plan, the term “cause” means an act or omission by the officer as is determined by the Plan administrator to constitute cause for termination, including but not limited to any of the following:
•
a material violation of any company policy;

•
embezzlement from, or theft of property belonging to, us or any of our affiliates;

•
willful failure to perform, or gross negligence in the performance of, or failure to perform, assigned duties; or

•
other intentional misconduct, whether related to employment or otherwise, which has, or has the potential to have, a material adverse effect on our business.

Under the Omnibus Plan, the term “good reason” means:
•
any material breach by us of the terms of any employment agreement;

•
any reduction in base salary or percentage of base salary available as incentive compensation or bonus opportunity;

•
a good faith determination by the officer that there has been a material adverse change in the officer’s working conditions or status; or

•
a relocation of the principal place of employment to a location more than 50 miles.

For an event to constitute good reason, we must receive written notice and an opportunity to cure.
Benefits pursuant to these incentive plans are generally applicable to all other participants who meet the requisite criteria as well as to the Named Executive Officers.
Quantification of Compensation Payable upon a Change in Control or Termination of Employment
The amounts each Named Executive Officer would receive upon a termination as a result of a Covered Termination, a qualifying retirement with 10 years of service, death or disability, in each case in the absence of a change in control, is shown below. As required by the Securities and Exchange Commission rules, the amounts shown assume that such termination
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was effective as of December 31, 2022, and thus are estimates of the amounts that would actually be received. The actual amounts to be received can only be determined in connection with the termination event.
	Severance(1) ($)	Medical Continuation(1) ($)	Outplacement(1) ($)	Stock Option Vesting(2) ($)	Restricted Stock Unit Vesting(2) ($)	Performance Share Unit Vesting(2)(3) ($)	Total — Involuntary Termination Without Cause ($)	Total — Retirement, Death, Disability ($)
Beth A. Wozniak	4,365,000	27,168	50,000	3,118,364	5,364,718	4,655,332	17,580,582	13,138,414
Sara E. Zawoyski	1,404,000	29,088	50,000	827,952	1,364,723	1,221,038	4,896,801	3,413,713
Joseph A. Ruzynski	1,298,430	28,584	48,090	1,278,195	862,728	762,860	4,278,887	2,903,783
Jon D. Lammers	1,325,625	28,584	50,000	495,406	1,028,303	728,122	3,656,040	2,251,831
Aravind Padmanabhan	1,275,750	29,088	47,250	367,833	1,784,623	584,898	4,089,442	2,737,354

(1)
These benefits are only payable upon an involuntary termination without cause, and would not be paid as a result of a termination due to death, disability or retirement.

(2)
None of the restricted stock units, performance share units or options would vest upon a retirement prior to 10 years of service and only a pro rata portion of the restricted stock units, performance share units and options would vest upon a retirement with 10 years of service prior to age 60.

(3)
The amount shown assumes target performance. The actual amounts paid is determined on the basis of actual performance through the end of the applicable performance period.

The table below shows the amount of compensation payable to each Named Executive Officer upon (1) a change in control without a termination of employment or (2) a change in control followed by a termination of employment (a) by us, other than for death, disability or cause or (b) by the executive for good reason. The amounts shown assume that such termination was effective as of December 31, 2022. The actual amounts to be paid out can only be determined in connection with a change in control or termination following a change in control.
	Cash Termination Payment(1) ($)	Stock Option Vesting(2) ($)	Restricted Stock Unit Vesting(2) ($)	Performance Share Unit Vesting(2) ($)	SERP & Related Pension(1) ($)	Annual Incentive Award(2) ($)	Outplacement(1) ($)	Legal & Accounting Advisors(1) ($)	Medical, Dental, Life Insurance(1) ($)	Total: Change in Control(3) ($)	Total: Change in Control Followed by Termination(3) ($)
Beth A. Wozniak	5,948,348	3,118,364	5,364,718	4,655,332	—	1,212,500	50,000	15,000	39,945	14,350,914	20,404,207
Sara E. Zawoyski	2,421,800	827,952	1,364,723	1,221,038	—	416,000	50,000	15,000	39,215	3,829,713	6,355,728
Joseph A. Ruzynski	2,253,360	1,278,195	862,728	762,860	—	384,720	48,090	15,000	59,618	3,288,503	5,664,571
Jon D. Lammers	2,291,784	495,406	1,028,303	728,122	—	378,750	50,000	15,000	59,349	2,630,581	5,046,714
Aravind Padmanabhan	2,044,800	367,833	1,784,623	584,898	—	378,000	47,250	15,000	56,939	3,115,354	5,279,343

(1)
These benefits are payable only upon a termination of the executive officer’s employment by us other than for death, disability or cause, or by the executive for good reason, in either case within two years after a change in control.

(2)
These benefits are payable solely upon a change in control under our 2018 Omnibus Incentive Plan. The amount shown under Performance Share Unit Vesting and Annual Incentive Award assumes target performance, and the amount shown under Performance Share Unit Vesting includes the balance of any dividend equivalent units (rounded down to the nearest whole share).

(3)
Each Named Executive Officer’s change in control agreement provides that, if excise taxes would otherwise be imposed in connection with payments received upon a change in control, then the amount of such payments will either be cut back to a level below the level that would trigger the imposition of the excise taxes, or be paid in full and subject to the excise taxes, whichever results in the better after-tax result to the executive officer.

The amounts in the two tables above assume, to the extent applicable, that:
•
our ordinary shares were valued at $38.47, the closing market price for our ordinary shares on the last trading day of 2022;

•
outplacement services fees are $50,000 or 10% of annual base salary, whichever is less;

•
legal and accounting advisor fees are the maximum possible under the change in control agreements for each executive officer; and

•
medical, dental and life insurance coverage will continue until two years after a change in control, in each case at the current cost per year for each executive.

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Executive Compensation Tables
Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the median annual total compensation of our employees and the annual total compensation of our Chief Executive Officer.
For the year ended December 31, 2022:
•
The median of the annual total compensation of all employees of our company (other than our Chief Executive Officer) was reasonably estimated to be $51,367; and

•
The annual total compensation of our Chief Executive Officer was $7,912,415.

Based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees is estimated to be 154 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
To identify our median employee, we began by considering each of the 10,472 individuals employed by us worldwide on November 1, 2022. We then calculated the target cash compensation (which we define as base salary or wages plus target cash bonus) for the included individuals for 2022 to identify our median employee. To calculate the target cash compensation for any employee that we paid in currency other than U.S. Dollars, we applied the applicable foreign exchange rate in effect on November 1, 2022 to convert such foreign employee’s target cash compensation into U.S. Dollars. Once we identified our median employee, we added together all of the elements of such employee’s compensation for 2022 in the same way that we calculate the annual total compensation of our Named Executive Officers in the Summary Compensation Table.
Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the executive compensation actually paid to our Named Executive Officers as defined by Item 402(v) and our financial performance during the years 2022, 2021 and 2020.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)	Adjusted Revenue(4) (in millions)
					nVent TSR	Peer group (S&P 400 Industrials TSR)
2022	7,912,415	11,421,671	2,060,895	2,629,748	$163	$132	$400	$2,970
2021	10,651,343	18,561,232	2,350,052	4,036,555	$158	$150	$273	$2,374
2020	6,322,870	3,827,958	1,407,410	1,033,570	$94	$116	$(47)	$1,990

(1)
The principal executive officer (“PEO”) for all years shown in the table is Ms. Wozniak.

(2)
To calculate Compensation Actually Paid (CAP), the following amounts were deducted from and added to the Summary Compensation Table (SCT) total compensation:

PEO SCT Total to CAP Reconciliation:
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h) = (a) - (b) - (c) + (d) + (e) + (f) + (g)
	SCT Total ($)	Grant Date Fair Value of Equity Granted ($)	Change in Pension Value ($)	Fair Value of Current Year Equity Awards at 12/31/2022 ($)(i)	Change in Value of Prior Years’ Awards Unvested at 12/31/2022 ($)(i)	Change in Value of Prior Years’ Award That Vested in FY2022 ($)(i)(ii)	Pension Service Cost ($)(i)	CAP ($)
2022	7,912,415	5,000,017	0	6,315,713	679,593	1,220,596	293,371	11,421,671
2021	10,651,343	6,999,739	717,005	11,714,793	4,084,609	(535,993)	363,224	18,561,232
2020	6,322,870	4,500,018	535,164	4,016,602	(403,930)	(1,386,014)	313,612	3,827,958
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Average Non-PEO Named Executive Officers SCT Total to CAP Reconciliation:
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h) = (a) - (b) - (c) + (d) + (e) + (f) + (g)
	SCT Total ($)	Grant Date Fair Value of Equity Granted ($)	Change in Pension Value ($)	Fair Value of Current Year Equity Awards at 12/31/2022 ($)(i)	Change in Value of Prior Years’ Awards Unvested at 12/31/2022 ($)(i)	Change in Value of Prior Years’ Award That Vested in FY2022 ($)(i)(ii)	Pension Service Cost ($)(i)	CAP ($)
2022	2,060,895	925,011	—	1,168,416	116,087	209,361	—	2,629,748
2021	2,350,052	1,249,938	—	2,087,414	793,865	55,162	—	4,036,555
2020	1,407,410	837,508	—	747,538	(91,638)	(192,232)	—	1,033,570

(i)
Reflects the fair value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown, and the service cost for our PEO as defined in FASB ASC Topic 715. The value for restricted stock unit awards included represents our closing stock price on the vesting date or the last trading day of the year for each year reported in the proxy. The fair values and associated assumptions for our performance share units (“PSUs”) and stock option awards are shown in the table below. We estimated the fair value of each stock option award in accordance with FASB ASC Topic 718 using a Black-Scholes option pricing model, modified for dividends and using the weighted average assumptions outlined in the table below. These estimates require us to make assumptions based on historical results, observance of trends in our peer group’s share prices, changes in option exercise behavior, future expectations and other relevant factors. We based the expected life assumption on historical experience (including Pentair’s historical experience for periods prior to the Separation) as well as terms and vesting periods of the options granted. For purposes of determining expected volatility, we considered a rolling average of our comparator group measured over a period approximately equal to the expected option term. The risk-free rate of periods that coincide with the expected life of the options is based on the U.S. Treasury Department yield curve in effect at the time of grant.

	Calendar Year
	2019	2020	2021	2022
Adj. EPS Performance Share Units
Fair Values	$25.58	$23.29	$38.00	$38.47
Projected Vesting Achievement	100%	0% – 100%	50% – 100%	142%
Relative TSR Performance Share Units
Fair Values	—	—	$65.06	$56.74 – 74.21
Valuation Date Stock Price	—	—	$38.00	$38.47
Volatility	—	—	41.7%	42.6%
Peer Group Volatility	—	—	27.1% – 94.5%	29.7% – 100.8%
Average Correlation	—	—	51.2%	52.9% – 53.0%
Risk-Free Interest Rate	—	—	0.73%	4.41% – 4.73%
Accrued Dividends	—	—	$0.525	$0.525 – 1.225
Stock Options
Fair Values	$4.01 – 6.14	$3.54 – 5.20	$5.53 – 15.38	$9.13 – 13.81
Exercise Price	$20.22 – 27.77	$20.22 – 27.77	$22.51 – 27.77	$25.92 – 33.43
Valuation Date Stock Price	$25.58	$23.29 – 24.01	$27.55 – 38.00	$33.43 – 38.47
Volatility	26.1%	26.4% – 32.8%	32.6% – 33.3%	26.3% – 33.3%
Risk-Free Interest Rate	1.61%	0.37% – 1.53%	0.46% – 1.18%	1.51% – 4.0%
Dividend Yield	3.01%	2.72% – 3.32%	1.97% – 2.94%	1.90% – 1.95%
Expected Life (years)	6.1	6.1 – 6.5	6.2 – 6.5	6.2
Expected Remaining Term (years)	2.7 – 5.6	3.1 – 5.6	3.3 – 5.5	3.2 – 5.5

(ii)
Includes the value of accrued Dividend Equivalent Units that were paid in cash at the time of vesting.

(3)
The non-PEO Named Executive Officers reflected in columns (d) and (e) represent the following individuals for 2022: Ms. Zawoyski, Mr. Ruzynski, Mr. Lammers and Mr. Padmanabhan, and for 2020 and 2021: Ms. Zawoyski, Mr. Ruzynski, Mr. Lammers, and Ms. Heath.

(4)
The total in column (i) reflects the actual results for adjusted revenue as reflected under “Annual Incentives” beginning on page 40. Adjustments to revenue for factors specified in MIP for 2022 included foreign exchange impact ($61 million). Please see Appendix A for reconciliation of GAAP to non-GAAP financial measures included in this section.

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Pay versus Performance Supplemental Disclosure
Our executive compensation programs reflect the belief that the amount earned by our executives depends on achieving rigorous company objectives designed to enhance shareholder value. In keeping with its philosophy that executive compensation must be tied to building and sustaining value through ordinary share performance over time, the Compensation and Human Capital Committee places a significant emphasis on long-term incentive compensation in the form of equity incentives which are sensitive to changes in stock price. The following charts supplement the Pay versus Performance table disclosed above, and illustrates the strong correlation between pay and the performance we are delivering to our shareholders. Additional information about our annual and long-term incentive programs begins on page 40.

1. Compensation Actually Paid (“CAP”) versus TSR for Company and Peer Group

CAP vs. TSR
CAP
$000s
$25,000
$20,000
$15,000
$10,000
$5,000
$0
TSR
Value of Initial Fixed $100 Investment
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2019
2020
2021
2022
100
116
94
150
158
18,561
163
132
11,422
3,828
1,034
4,037
2,630
CAP to PEO
Average CAP to Non-PEO NEOs
nVent Electric plc TSR
S&P 400 Industrials TSR

As disclosed in our Proxy Statement for our 2021 annual general meeting of shareholders, the effects of the COVID-19 pandemic had an unfavorable impact on our business in 2020. We successfully emerged and delivered strong TSR performance relative to the TSR of the S&P 400 Industrials during 2021 and 2022.
Our 3-year cumulative TSR is 23% above the S&P 400 industrials index at the end of the 3-year period.
The PEO’s and other NEOs’ CAP amounts are aligned with our TSR. This is due primarily to our use of equity incentives, which are tied directly to stock price in addition to the company’s financial performance.
Additional information about our annual and long-term incentive programs begins on page 40.

2. CAP versus Net Income

CAP vs. Net Income
CAP
$000s
Net Income
in millions
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
-$50
-$100
3,828
1,034
-47
18,561
273
4,037
11,422
2,630
400
2020
2021
2022
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income

As illustrated in the chart, our net income significantly increased between 2020-2022. The Company does not use net income to determine compensation levels or incentive plan payouts.
Additional information about our annual and long-term incentive programs begins on page 40.

3. CAP versus Company-Selected Measure (“CSM”): Adjusted Revenue

CAP vs. CSM: Adjusted Revenue*
CAP
$000s
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
Adjusted Revenue
in millions
3,828
1,034
1,990
18,561
4,037
2,374
11,422
2,630
2,970
2020
2021
2022
CAP to PEO
Average CAP to Non-PEO NEOs
Adjusted Revenue

Our Adjusted Revenue* was up 25% year-over year. Adjusted Revenue is a key metric in our annual incentive program which comprised 17% of the 2022 target total direct compensation for our PEO, and 22% on average for Non-PEO NEOs. Additional details on our annual incentive program can be found beginning on page 40.
*Please see Appendix A for reconciliation of GAAP to non-GAAP financial measures included in this section.

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Pay versus Performance Most Important Measures to Determine 2022 Compensation Actually Paid
The four items listed below represent the most important metrics we used to determine CAP for 2022 as further described above under the sections titled “Annual Incentives” and “Long-Term Incentives.”
Most Important Performance Measures
Adjusted Revenue
Adjusted Earnings Per Share
Free Cash Flow
Relative Total Shareholder Return
Risk Considerations in Compensation Decisions
The Compensation and Human Capital Committee believes that paying for performance is an important part of its compensation philosophy, but recognizes the risk that incentivizing specific measures of performance may pose to the performance of our company as a whole if personnel were to act in ways designed primarily to maximize their compensation. Therefore, the Committee conducts an annual assessment of potential risks arising from its compensation programs and policies applicable to all employees. In its December 2022 assessment, the Committee considered the following, among others:
•
the oversight of the Committee and management, including the ability to recapture compensation earned due to financial misstatements or misconduct under our clawback policy

•
the balance of our fixed and variable pay, cash and equity, short- and long-term incentives, and corporate, segment and individual performance goals

•
the balance in our compensation programs between the achievement of short-term objectives and longer-term value creation

•
our use of multiple performance measures under our incentive compensation programs, and performance curves that require achievement of a minimum level of performance before receiving any incentive payout

•
capped payouts under our incentive programs

•
our stock ownership guidelines promote the alignment of officer and shareholder interest and encourage behaviors that have a positive influence on stock price appreciation and total shareholder return

Based on its assessment, the Committee concluded that the risks arising from our compensation programs and policies are not reasonably likely to have a material adverse effect on our company. The Committee will continue to assess our compensation programs to align employee interests with those of long-term shareholder interests.
Each of the Board and the Compensation and Human Capital Committee recommends a vote FOR the approval of the compensation of the Named Executive Officers.
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Proposal 3
Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor of nVent Electric plc and to Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration

The Board recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditor of nVent Electric plc and the authorization of the Audit and Finance Committee to set the auditor’s remuneration

The Audit and Finance Committee has selected and appointed Deloitte & Touche LLP (“Deloitte”) to audit our financial statements for the fiscal year ending December 31, 2023. Deloitte has been engaged to serve as our independent auditor continuously since we became a public company in 2018. We believe that Deloitte’s knowledge of our company, industry expertise and global presence have enabled Deloitte to perform audits of our consolidated financial statements with effectiveness and efficiency. In selecting Deloitte to serve for the fiscal year ending December 31, 2023, our Audit and Finance Committee also considered the professional qualifications and experience of key members of Deloitte’s engagement team and Deloitte’s performance during its engagement for the fiscal year ended December 31, 2022, including the quality and efficiency of the services provided by Deloitte.
The Board, upon the recommendation of the Audit and Finance Committee, is asking our shareholders to ratify, by non-binding advisory vote, the appointment and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditor’s remuneration. Although approval is not required by our Articles of Association or otherwise, the Board is submitting the appointment of Deloitte to our shareholders because we value our shareholders’ views on our independent auditor. If the appointment of Deloitte is not ratified by shareholders, it will be considered as notice to the Board and the Audit and Finance Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit and Finance Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and our shareholders.
The Audit and Finance Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor retained to audit our financial statements. The Audit and Finance Committee is also responsible for the audit fee negotiations associated with our retention of Deloitte.
Under current legal requirements, the lead or concurring audit partner for our company may not serve in that role for more than five consecutive fiscal years, and the Audit and Finance Committee ensures the regular rotation of the audit engagement team partners in accordance with those requirements. The Chair of the Audit and Finance Committee is actively involved in the selection process for the lead and concurring partners.
We expect that one or more representatives of Deloitte will be present or available by audio link at the Annual General Meeting. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to any questions.
The resolution in respect of this Proposal 3 is an ordinary resolution. The text of the resolution in respect of Proposal 3 is as follows:
“IT IS RESOLVED, to ratify, on a non-binding, advisory basis, the appointment of Deloitte & Touche LLP as the independent auditor of nVent Electric plc and to authorize, in a binding vote, the Audit and Finance Committee of the Board of Directors to set the auditor’s remuneration.”
Vote Requirement
Ratification, by non-binding advisory vote, of the appointment of Deloitte & Touche LLP as the independent auditor of nVent Electric plc and the authorization, by binding vote, of the Audit and Finance Committee of the Board of Directors to set the auditor’s remuneration requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

Each of the Board and the Audit and Finance Committee recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditor of nVent Electric plc and the authorization of the Audit and Finance Committee to set the auditor’s remuneration.

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Proposal 3
Audit and Finance Committee Pre-approval Policy
The Audit and Finance Committee reviews and approves the external auditor’s engagement and audit plan, including fees, scope, staffing and timing of work. In addition, the Audit and Finance Committee Charter limits the types of non-audit services that may be provided by the independent auditors to help ensure the independent auditor’s continued independence. Any permitted non-audit services to be performed by the independent auditors must be pre-approved by the Audit and Finance Committee after the Committee is advised of the nature of the engagement and particular services to be provided. The Audit and Finance Committee pre-approved audit fees and all permitted non-audit services of the independent auditor in 2022. Responsibility for this pre-approval may be delegated to one or more members of the Audit and Finance Committee; all such approvals, however, must be disclosed to the Audit and Finance Committee at its next regularly scheduled meeting. The Audit and Finance Committee may not delegate authority for pre-approvals to management.
The Audit and Finance Committee has considered whether the non-audit services provided by Deloitte are compatible with maintaining Deloitte’s independence and, based on information provided by Deloitte, has concluded that Deloitte is independent.
Fees Paid to Independent Auditors
We engaged Deloitte, Deloitte AG, Deloitte & Touche (Ireland) and the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte Entities”) to provide various audit, audit-related, tax and other permitted non-audit services to us, during fiscal years 2022 and 2021. The Audit and Finance Committee approved all fees paid to the Deloitte Entities and underlying services provided by the Deloitte Entities. Their fees for these services were as follows (in thousands):
	2022	2021
Audit fees(1)	$4,905	$4,615
Audit-related fees(2)	2,395	1,080
Tax fees(3)
Tax compliance and return preparation	775	475
Tax planning and advice	850	570
Total tax fees	1,625	1,050
All other fees	0	0
Total	$8,925	$6,740

(1)
Consists of fees for audits of our consolidated annual financial statements and the effectiveness of internal controls over financial reporting, reviews of our quarterly financial statements, statutory audits, reviews of SEC filings, consents for registration statements and comfort letters in connection with securities offerings.

(2)
Consists of fees for certain other attest services.

(3)
Consists of fees for tax compliance and return preparation and tax planning and advice.

All of the services described above were approved by the Audit and Finance Committee pursuant to policies and procedures that were established to comply with the SEC rules that require audit committee pre-approval of audit and non-audit services. On an ongoing basis, management communicates specific projects and categories of services for which prior approval of the Audit and Finance Committee is required. The Audit and Finance Committee reviews these requests and informs management and the independent auditor if the Audit and Finance Committee pre-approves the engagement of the independent auditor for such projects and services.
2023 Proxy Statement      65

Audit and Finance Committee Report
The role of the Audit and Finance Committee (the “Committee”) is to assist our Board in fulfilling its oversight responsibilities as they relate to:
•
The integrity of our financial statements and internal control over financial reporting;

•
Our compliance with ethics policies, and legal and regulatory requirements; and

•
Our independent auditor’s qualifications and independence.

The Committee also has responsibility for:
•
Preparing this report, which is required to be included in this proxy statement;

•
Selecting, retaining, compensating, overseeing and evaluating our independent auditors;

•
Providing assistance to our Board in its oversight of our guidelines and policies with respect to enterprise risk management and the reliability and security of the information technology and cyber security systems we own or use in our business; and

•
Overseeing the performance of our internal audit function.

The Committee fulfills its responsibilities through periodic meetings with Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm, and with our internal auditors and management. During 2022, the Committee met nine times. The Committee meets at least four times per year in executive session. The Committee also has periodic educational sessions on financial accounting and reporting matters.
Each member of the Committee is independent as defined under our independence criteria, New York Stock Exchange listing standards and Securities and Exchange Commission (“SEC”) rules. The Committee operates under a written charter that has been adopted by our Board and is reviewed by the Committee on a periodic basis. The Committee’s current charter is available on our website.
The Committee reviewed with both Deloitte and our internal auditors, and approved, their respective audit plans, audit scope, compensation and identification of audit risks. Further, the Committee reviewed and discussed with our management and Deloitte our audited financial statements and management’s and Deloitte’s evaluations of our internal control over financial reporting, as reported in our 2022 Annual Report on Form 10-K, as well as our Irish statutory financial statements for the 2022 fiscal year. The Committee discussed our interim financial information contained in each quarterly earnings announcement and each Quarterly Report on Form 10-Q with our management, including our Chief Financial Officer and Chief Accounting Officer, and Deloitte, prior to public release. The Committee also met with Deloitte to discuss the results of its reviews of our interim financial statements. Management has the responsibility for the preparation and integrity of our financial statements and internal control over financial reporting and Deloitte has the responsibility for the review or examination thereof.
The Committee discussed and reviewed with Deloitte all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Committee received the written disclosures and the letter from Deloitte as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and reaffirmed with Deloitte its independence. In addition, the Committee is responsible for approval of the proposed audit fees and annually evaluates the reputation, qualifications and performance of Deloitte and its lead audit partner. Further, in conjunction with the mandated rotation of the independent auditor’s lead audit partner, the Committee is directly involved with management in the interview process and then selects the new lead partner.
Based on the above-mentioned reviews and discussions with management, internal audit and Deloitte, the Committee recommended to our Board of Directors that our audited financial statements and management’s report on internal control over financial reporting be included in our 2022 Annual Report on Form 10-K, for filing with the SEC. In addition, the Committee has re-appointed Deloitte as our independent auditors for 2023.
THE AUDIT AND FINANCE COMMITTEE
Herbert K. Parker, Chair
Nicola Palmer
Danita K. Ostling
Greg Scheu
66      nVent Electric plc

Proposal 4	Authorize the Board of Directors to Allot and Issue New Shares under Irish Law
The Board recommends a vote FOR the authorization of the Board of Directors to allot new shares under Irish law
Under Irish law, directors of an Irish public limited company must have authority from its shareholders to allot and issue any shares, including shares that are part of our company’s authorized but unissued share capital. Because the Board’s current authority will expire on November 13, 2023 (i.e., prior to the date on which the 2024 Annual General Meeting will likely be held), we are seeking to renew the Board’s authority to allot our authorized share capital on the terms set out below. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital.
We are presenting this Proposal 4 to renew the Board’s authority to issue up to a maximum of 20% of the company’s issued ordinary share capital as at March 17, 2023 (the latest practicable date before this Proxy Statement). This authority will be limited to a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed.
Granting the Board this authority is a routine matter for public limited companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with financing acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board of Directors the authority to allot shares upon the terms below. In addition, we note that, because we are an NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law only and is not otherwise required for other U.S. companies listed on the NYSE. Accordingly, approval of this resolution would merely place us on par with NYSE-listed companies incorporated in the United States.
As required under Irish law, the resolution in respect of this Proposal 4 is an ordinary resolution. The text of the resolution in respect of Proposal 4 is as follows:
“IT IS RESOLVED, that, the Board of Directors be and is generally and unconditionally authorized with effect from the passing of this resolution to exercise all powers of the Company to allot relevant securities (as defined in Section 1021 of the Companies Act 2014) in an amount up to an aggregate nominal amount of  $331,333.96 (equivalent to 33,133,396 ordinary shares), being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 17, 2023 (the latest practicable date before this Proxy Statement), and the authority conferred by this resolution shall expire eighteen months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the Directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
Vote Requirement
Authorization of the Board of Directors to allot new shares under Irish law requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.
The Board recommends a vote FOR the authorization of the Board of Directors to allot new shares under Irish law.
2023 Proxy Statement      67

Proposal 5	Authorize the Board of Directors to Opt Out of Statutory Preemption Rights under Irish Law
The Board recommends a vote FOR authorization of the Board of Directors to opt out of statutory preemption rights under Irish law
Under Irish law, unless otherwise authorized, certain statutory preemption rights apply automatically in favor of shareholders where shares are to be issued for cash. Under these statutory preemption rights, shares issued for cash must first be offered on the same or more favorable terms to existing shareholders of our company on a pro rata basis before the shares can be issued. Because the Board’s current authority to opt out of these statutory preemption rights will expire on November 13, 2023 (i.e., prior to the date on which the 2024 Annual General Meeting will likely be held), we are seeking to renew the Board’s authority to opt out of the statutory preemption rights on the terms set out below. The statutory preemption rights do not apply where shares are issued for non-cash consideration (such as in a stock-for-stock acquisition) and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution) or where shares are issued pursuant to an employee option or similar equity plan.
We are presenting this Proposal 5 to renew the Board’s authority to opt-out of the statutory preemption rights provision in the event of the issuance of shares for cash. This opt-out will be limited to 20% of the company’s issued ordinary share capital as at March 17, 2023 (the latest practicable date before this Proxy Statement). This authority will be limited to a period expiring 18 months from the passing of this resolution, unless otherwise varied, renewed or revoked.
Granting the Board this authority is a routine matter for public limited companies incorporated in Ireland and is consistent with Irish customary practice. Similar to the authorization sought for Proposal 4, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for U.S. companies listed on the NYSE. In addition, under Irish law, the Board will only be authorized to opt out of preemption rights if it is authorized to issue shares, which authority is being sought in Proposal 4. Accordingly, approval of this resolution would merely place us on par with NYSE-listed companies incorporated in the United States.
As required under Irish law, the resolution in respect of this Proposal 5 is a special resolution. The text of the resolution with respect to Proposal 5 is as follows:
“IT IS RESOLVED, as a special resolution, that, subject to the passing of the resolution in respect of Proposal 4 as set out above and with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to Section 1023 of the Companies Act 2014 to allot equity securities (as defined in Section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal 4 as if sub-section (1) of Section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to the allotment of equity securities up to an aggregate nominal value of  $331,333.96 (equivalent to 33,133,396 ordinary shares) (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 17, 2023 (the latest practicable date before this Proxy Statement)), and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the Board may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
Vote Requirement
Authorization of the Board of Directors to opt out of statutory preemption rights under Irish law requires the affirmative vote of not less than 75% of the votes cast in person or by proxy at the Annual General Meeting.
The Board recommends a vote FOR the authorization of the Board of Directors to opt out of statutory preemption rights under Irish law.
68      nVent Electric plc

Proposal 6	Authorize the Price Range at which nVent Electric plc Can Re-allot Shares it Holds as Treasury Shares under Irish Law
The Board recommends a vote FOR the authorization of the price range at which nVent Electric plc can re-allot shares it holds as treasury shares under Irish law
Our historical open-market share repurchases and other share buyback activities, all effected by way of redemption in accordance with our Articles of Association, may result in ordinary shares being acquired and held by us as treasury shares or cancelled. We may re-allot treasury shares that we acquire through our various share buyback activities in connection with our employee compensation programs.
Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization will expire after eighteen months unless renewed. Accordingly, we expect to propose renewal of this authorization at subsequent Annual General Meetings.
The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be re-allotted are 95% (or nominal value where the re-allotment of treasury shares is required to satisfy an obligation under any employee or director share or option plan or any share incentive plan operated by nVent Electric plc) and 120%, respectively, of the average closing price per ordinary share, as reported on the New York Stock Exchange, for the 30 trading days immediately preceding the proposed date of re-allotment. Any re-allotment of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.
The resolution in respect of this Proposal 6 is a special resolution. The text of the resolution in respect of Proposal 6 is as follows:
“IT IS RESOLVED, as a special resolution, that for the purposes of section 1078 of the Companies Act 2014, the re-allotment price range at which any treasury shares (as defined by section 106 of the Companies Act 2014) for the time being held by nVent Electric plc may be re-allotted off-market shall be as follows:
1.
the maximum price at which a treasury share may be re-allotted off-market shall be an amount equal to 120% of the ‘market price.’

2.
the minimum price at which a treasury share may be re-allotted off-market shall be the nominal value of the share where such a share is required to satisfy an obligation under any employee or director share or option plan or any share incentive plan operated by nVent Electric plc or, in all other cases, not less than 95% of the ‘market price.’

3.
for the purposes of this resolution, the ‘market price’ shall mean the average closing price per ordinary share of nVent Electric plc, as reported on the New York Stock Exchange, for the 30 trading days immediately preceding the day on which the relevant share is re-allotted.

FURTHER RESOLVED, that this authority to re-allot treasury shares shall expire on the date 18 months from the date of the passing of this resolution unless previously varied, revoked or renewed in accordance with the provisions of sections 109 and/or 1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.”
Vote Requirement
Authorization of the price range at which nVent Electric plc can re-allot shares it holds as treasury shares under Irish law requires the affirmative vote of not less than 75% of the votes cast in person or by proxy at the Annual General Meeting.
The Board recommends a vote FOR the authorization of the price range at which nVent Electric plc can re-allot shares it holds as treasury shares under Irish law.
2023 Proxy Statement      69

Security Ownership
The following table contains information concerning the beneficial ownership of our ordinary shares as of March 17, 2023, by each director and nominee to become a director, by each executive officer listed in the Summary Compensation Table, and by all directors, director nominees and executive officers as a group. Based on filings with the SEC, the following table also contains information concerning each person we know who beneficially owned more than 5% of our ordinary shares as of December 31, 2023.
Name of Beneficial Owner	Ordinary Shares(1)	Share Units(2)	Right to Acquire within 60 days	ESOP Stock(3)	Total	% of Class(4)
Sherry A. Aaholm	—	—	—	—	—	—
Jerry W. Burris	40,621	—	22,123	—	62,744	—
Susan M. Cameron	15,387	—	4,053	—	19,440	—
Michael L. Ducker	22,178	—	4,053	—	26,231	—
Randall J. Hogan	623,108	—	697,808	2,403	1,323,319	—
Jon D. Lammers	47,446	—	150,328	—	197,774	—
Danita K. Ostling	—	—	4,053	—	4,053	—
Aravind Padmanabhan	2,520	25,204	47,362	—	75,086	—
Nicola Palmer	10,663	—	4,053	—	14,716	—
Herbert K. Parker	22,539	—	4,053	—	26,592	—
Joseph A. Ruzynski	39,191	7,920	132,971	955	181,037	—
Greg Scheu	9,591	—	4,053	—	13,644	—
Beth A. Wozniak	92,353	273,203	877,659	142	1,243,357	—
Jacqueline Wright	11,558	—	4,053	—	15,611	—
Sara E. Zawoyski	63,696	33,512	161,924	573	259,705	—
Directors, nominees and executive officers as a group(20)	1,120,169	363,984	2,501,923	5,252	3,991,328	2.4%
The Vanguard Group(5)	17,074,334	—	—	—	—	10.3%
BlackRock, Inc.(6)	15,123,283	—	—	—	—	9.1%

(1)
Unless otherwise noted, all shares are held either directly or indirectly by individuals possessing sole voting and investment power with respect to such shares. Beneficial ownership of an immaterial number of shares held by spouses or trusts has been disclaimed in some instances.

(2)
Represents for executive officers restricted stock units, receipt of which was deferred by the executive officer under our Non-Qualified Deferred Compensation Plan and over which the executive officers have no voting or investment power.

(3)
Represents ordinary shares owned as a participant in the nVent Management Company Retirement Savings and Investment Plan. As of March 17, 2023, Fidelity Management Trust Company (“Fidelity”), the Trustee of the nVent Management Company Retirement Savings and Investment Plan, held 426,727 ordinary shares (<1%). Fidelity disclaims beneficial ownership of all shares. The nVent Management Company Retirement Savings and Investment Plan participants have the right to direct the Trustee to vote their shares, although participants have no investment power over such shares. The Trustee, except as otherwise required by law, votes the shares for which it has received no direction from participants, in the same proportion on each issue as it votes those shares for which it has received voting directions from participants.

(4)
Less than 1% unless otherwise indicated.

(5)
Information derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2023. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355. As of December 31, 2022, The Vanguard Group had shared voting power for 64,128 ordinary shares, sole dispositive power for 17,074,334 ordinary shares and shared dispositive power for 230,616 ordinary shares.

(6)
Information derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 7, 2023. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. As of December 31, 2022, BlackRock, Inc. had sole voting power for 14,064,028 ordinary shares and sole dispositive power for 15,123,283 ordinary shares.

70      nVent Electric plc

Questions and Answers about the Annual General Meeting and Voting
Why did I receive these proxy materials?
We are providing these proxy materials to you because our Board of Directors is soliciting proxies for use at our Annual General Meeting of Shareholders to be held on May 12, 2023. We either (i) mailed you a Notice of Internet Availability of Proxy Materials on or before March 28, 2023 notifying each shareholder entitled to vote at the Annual General Meeting how to vote and how to electronically access a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or (ii) mailed you a printed copy of such proxy materials and a proxy card in paper format. You received these proxy materials because you were a shareholder of record as of the close of business on March 17, 2023.
If you received a Notice of Internet Availability of Proxy Materials and would like to receive a printed copy of our proxy materials, including a proxy card in paper format on which you may submit your vote by mail, you should follow the instructions for requesting such proxy materials in the Notice of Internet Availability of Proxy Materials.
This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and our Irish statutory financial statements and directors’ and auditors’ reports are available online at www.proxyvote.com.
If you wish to appoint as your proxy any person other than the individuals specified in the proxy card, please contact the Corporate Secretary at our registered office.
What is a proxy?
A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By voting your proxy, you are giving the persons named on the proxy card the authority to vote your shares in the manner you indicate on your proxy card. You may vote your proxy by telephone or over the Internet as directed in the Notice of Internet Availability of Proxy Materials or, if you have requested or received a proxy card, by signing and dating the proxy card and submitting it by mail.
What is the difference between a shareholder of record and a beneficial owner?
If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent, you are a “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other custodian or nominee, you are considered the beneficial owner of shares held in “street name.” As a beneficial owner, you have the right to direct your broker, bank or other custodian or nominee on how to vote your shares.
Who is entitled to vote at the Annual General Meeting and how many votes do I have?
The Board has set the close of business on March 17, 2023 (Eastern Standard Time) as the record date for the Annual General Meeting. At the close of business on the record date, we had 165,666,982 ordinary shares outstanding and entitled to vote. All shareholders of record at the close of business on the record date are entitled to vote on the matters set forth in this Proxy Statement and any other matter properly presented at the Annual General Meeting. Beneficial owners whose banks, brokers or other custodians or nominees are shareholders registered in our share register with respect to the beneficial owners’ shares at the close of business on the record date are entitled to vote on the matters set forth in this Proxy Statement and any other matter properly presented at the Annual General Meeting. Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting.
How do I vote if I am a shareholder of record?
If you are a shareholder of record of ordinary shares, you can vote in the following ways:
•
By Internet: You can vote over the Internet at www.proxyvote.com. For more information, follow the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.

•
By Telephone: You can vote by telephone from the United States or Canada by calling the telephone number on the proxy card.

•
By Mail: You can vote by mail by marking, signing and dating your proxy card (in the form mailed to you or in the form set out in section 184 of the Irish Companies Act 2014) or voting instruction form and returning it in the postage-paid envelope, the results of which will be forwarded to nVent Electric plc’s registered address electronically. For more information, follow the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.

•
At the Annual General Meeting: If you plan to attend the Annual General Meeting and wish to vote your ordinary shares in person, we will give you a ballot at the meeting.

2023 Proxy Statement      71

Questions and Answers about the Annual General Meeting and Voting
How do I vote if I am a beneficial owner?
If you are a beneficial owner of ordinary shares, you can vote in the following ways:
•
General: You can vote by following the materials and instructions provided by your bank, broker or other custodian or nominee.

•
At the Annual General Meeting: If you plan to attend the Annual General Meeting and wish to vote your ordinary shares in person, then you must obtain a legal proxy, executed in your favor, from the shareholder of record of your shares (i.e., your broker, bank or other custodian or nominee) and bring it to the Annual General Meeting.

What is the deadline to vote my shares if I do not vote in person at the Annual General Meeting?
If you are a shareholder of record, you may vote by Internet or by telephone until 11:59 p.m. Eastern Daylight Time on May 11, 2023. If you are a shareholder of record and submit a proxy card, the proxy card must be received at the address stated on the proxy card by 11:59 p.m. Eastern Daylight Time on May 11, 2023. If you are a beneficial owner, please follow the voting instructions provided by your bank, broker or other custodian or nominee.
How do I attend the Annual General Meeting?
All shareholders of record as of the close of business on the record date are invited to attend and vote at the Annual General Meeting. For admission to the Annual General Meeting, shareholders should bring a form of photo identification to the shareholders check-in area at the meeting, where their ownership will be verified. Those who beneficially own shares should also bring account statements or letters from their banks, brokers or other custodians or nominees confirming that they own our ordinary shares as of March 17, 2023 (see above for further information if you also intend to vote at the Annual General Meeting). Registration will begin at 7:00 a.m. British Summer Time and the Annual General Meeting will begin at 8:00 a.m. British Summer Time on May 12, 2023.
Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, Ireland at 2:00 p.m. Irish Standard Time and the requirements for admission to the Annual General Meeting, as set out above, apply.
May I change or revoke my proxy?
If you are a shareholder of record and have already voted, you may change or revoke your proxy before it is exercised at the Annual General Meeting in the following ways:
•
By voting by Internet or telephone at a date later than your previous vote but prior to the voting deadline (which is 11:59 p.m. Eastern Daylight Time on May 11, 2023);

•
By mailing a proxy card (in the form mailed to you or in the form set out in section 184 of the Irish Companies Act 2014) that is properly signed and dated later than your previous vote and that is received by us prior to the voting deadline (which is 11:59 p.m. Eastern Daylight Time on May 11, 2023); or

•
By attending the Annual General Meeting and voting in person, although attendance at the Annual General Meeting will not, by itself, revoke a proxy.

If you are a beneficial owner, you must contact the record holder of your shares to revoke a previously authorized proxy or voting instructions.
What is the effect of broker non-votes and abstentions?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to “routine” matters, they do not have discretionary power to vote your shares on “non-routine” matters pursuant to New York Stock Exchange (“NYSE”) rules. If you do not provide voting instructions for proposals considered “non-routine” a “broker non-vote” occurs.
We believe that Proposals 1 and 2 will be considered “non-routine” under NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you. If a broker does not receive voting instructions from you regarding Proposals 1 and 2, the “broker non-vote” will have no effect on the vote on such agenda items. The “routine” proposals in this Proxy Statement are Proposals 3, 4, 5 and 6, for which your broker has discretionary voting authority under the NYSE rules to vote your shares, even if the broker does not receive voting instructions from you.
72      nVent Electric plc

Questions and Answers about the Annual General Meeting and Voting
Ordinary shares owned by shareholders electing to abstain from voting on any of the Proposals will have no effect on any of the Proposals.
How will my shares be voted if I do not specify how they should be voted?
If you sign and submit a proxy to the company-designated proxy holders and do not provide specific voting instructions, you instruct the company-designated proxy holders to vote your shares in accordance with the recommendations of the Board.
If your shares are held in the nVent Management Company Retirement Savings and Investment Plan or the nVent Management Company Non-Qualified Deferred Compensation Plan and you either (1) submit a proxy but do not provide specific voting instructions or (2) do not submit a proxy, then your shares will not be voted.
How will voting on any other business be conducted?
Other than matters incidental to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, you instruct the company-designated proxy holders, in the absence of other specific instructions or the appointment of other proxy holders, to vote your shares in accordance with the recommendations of the Board.
What constitutes a quorum for the Annual General Meeting?
Under our Articles of Association, a quorum will be present if at least one or more shareholders holding not less than a majority of the issued and outstanding shares entitled to vote at a shareholders’ meeting are present in person or by proxy at that meeting. Abstentions and broker non-votes will be regarded as present for purposes of establishing the quorum.
Who will count the votes?
Representatives from The Carideo Group, Inc. will count the votes and serve as our Inspectors of Election.
Who will pay for the cost of this proxy solicitation?
We will pay the costs of soliciting proxies sought by the Board. Proxies may be solicited on our behalf by our directors, officers or employees telephonically, electronically or by other means of communication. We have engaged Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist us in the solicitation of proxies at a cost to us of $10,000, plus out-of-pocket expenses. We have requested that banks, brokers and other custodians and nominees who hold ordinary shares on behalf of beneficial owners forward soliciting materials to those beneficial owners. Upon request, we will reimburse banks, brokers and other custodians and nominees for reasonable expenses incurred by them in forwarding these soliciting materials to beneficial owners of our ordinary shares.
Why did I receive in the mail a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?
As explained in more detail below, we are using the “notice and access” system adopted by the SEC relating to the delivery of our proxy materials over the Internet. As a result, we mailed to our shareholders of record a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. Shareholders who received the notice will have the ability to access the proxy materials over the Internet and to request a paper copy of the proxy materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how shareholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. The Notice of Internet Availability of Proxy Materials also serves as a Notice of Meeting.
What are the “notice and access” rules and how do they affect the delivery of the proxy materials?
The SEC’s notice and access rules allow us to deliver proxy materials to our shareholders by posting the materials on an Internet website, notifying shareholders of the availability of the proxy materials on the Internet and sending paper copies of proxy materials upon shareholder request. We believe that the notice and access rules allow us to use Internet technology that many shareholders prefer, continue to provide our shareholders with the information that they need and, at the same time, ensure more prompt delivery of the proxy materials. The notice and access rules also lower our cost of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies.
2023 Proxy Statement      73

Questions and Answers about the Annual General Meeting and Voting
Why did I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?
You may have received multiple Notices of Internet Availability of Proxy Materials or proxy cards if you hold your shares in different ways or accounts (for example, 401(k) accounts, joint tenancy, trusts, custodial accounts) or in multiple accounts. If you are the beneficial owner of shares held in “street name,” you will receive your voting information from your bank, broker or other custodian or nominee, and you will vote as indicated in the materials you receive from your bank, broker or other custodian or nominee. You should vote your proxy for each separate account you have.
74      nVent Electric plc

Shareholder Proposals and Nominations for the 2024 Annual General Meeting of Shareholders
The deadline for submitting a shareholder proposal for inclusion in our proxy materials for our 2024 Annual General Meeting pursuant to SEC Rule 14a-8 is November 29, 2023. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, for such proposals to be eligible for inclusion in our proxy statement and form of proxy for our 2023 Annual General Meeting. Shareholder proposals pursuant to the foregoing should be sent to us at our principal executive offices: nVent Electric plc, The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom, Attention: Corporate Secretary.
Eligible shareholders may under certain circumstances be able to nominate and include in our proxy materials a specified number of candidates for election as directors under the proxy access provisions of our Articles of Association. Among other requirements in our Articles of Association, to nominate a director under the proxy access provisions of our Articles of Association, a shareholder must give written notice to our Corporate Secretary that complies with our Articles of Association no earlier than 150 days and no later than 120 days prior to the first anniversary of the date our definitive proxy statement was released to shareholders in connection with the prior year’s Annual General Meeting. Accordingly, we must receive notice of a shareholder’s nomination for the 2024 Annual General Meeting pursuant to the proxy access provisions of our Articles of Association no earlier than October 30, 2023 and no later than November 29, 2023. If the notice is received outside of that time frame, then the notice will be considered untimely and we are not required to include the nominees in our proxy materials for the 2024 Annual General Meeting. Shareholder nominations pursuant to the foregoing should be sent to us at our registered office: nVent Electric plc, 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Attention: Corporate Secretary.
A shareholder who intends to present business, other than a shareholder proposal pursuant to Rule 14a-8, or to nominate a director, other than pursuant to the proxy access provisions of our Articles of Association, at the 2024 Annual General Meeting must comply with the requirements set forth in our Articles of Association. Among other requirements in our Articles of Association, to present business or nominate a director at an Annual General Meeting, a shareholder must give written notice that complies with the Articles of Association to our Corporate Secretary no earlier than 70 days and no later than 45 days prior to the first anniversary of the date our proxy statement was released to shareholders in connection with the prior year’s Annual General Meeting. Accordingly, we must receive notice of a shareholder’s intent to present business, other than pursuant to SEC Rule 14a-8, or to nominate a director, other than pursuant to the proxy access provisions of our Articles of Association, no earlier than January 18, 2024 and no later than February 12, 2024. If the notice is received outside of that time frame, then the notice will be considered untimely and we are not required to present such proposal or nomination at the 2024 Annual General Meeting. If the Board chooses to present a matter of business submitted under our Articles of Association at the 2024 Annual General Meeting, then the persons named in the proxies solicited by the Board for the 2024 Annual General Meeting may exercise discretionary voting power with respect to such proposal. Shareholder proposals or nominations pursuant to the foregoing should be sent to us at our registered office: nVent Electric plc, 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Attention: Corporate Secretary. In addition to satisfying the foregoing requirements under our Articles of Association, to comply with the universal proxy rules of the SEC, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the SEC. Notices under Rule 14a-19 pursuant to the foregoing should be sent to us at our principal executive offices: nVent Electric plc, The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom, Attention: Corporate Secretary.
Our Articles of Association can be found on the website of the U.S. Securities and Exchange Commission by searching its EDGAR archives at http://www.sec.gov/edgar/searchedgar/webusers.htm. Shareholders may also obtain a copy from us free of charge by submitting a written request to our principal executive offices at nVent Electric plc, The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom, Attention: Corporate Secretary.
2023 Proxy Statement      75

Irish Disclosure of Shareholder Interests
Under the Irish Companies Act 2014, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares; or if as a result of a transaction a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue), and disclosable interests in our shares include any interests in our shares of any kind whatsoever. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder’s rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the Irish courts to have the rights attaching to such shares reinstated.
2022 Annual Report on Form 10-K
Any shareholder wishing to review, without charge, a copy of our 2022 Annual Report on Form 10-K (without exhibits) filed with the SEC should write to us at our principal executive offices: nVent Electric plc, The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom, Attention: Corporate Secretary.
Reduce Duplicate Mailings
To reduce duplicate mailings, we are now sending only one copy of our Notice of Internet Availability of Proxy Materials or Annual Report to Shareholders and Proxy Statement, as applicable, to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. Upon written or oral request, we will promptly deliver a separate copy of these documents to a shareholder at a shared address. If you wish to receive separate copies of these documents, please notify us by writing or calling nVent Electric plc, The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom, Attention: Corporate Secretary. Telephone: +44-20-3966-0279 or (833) 592-1255. If you are receiving duplicate mailings, you may authorize us to discontinue mailings of multiple Notices of Internet Availability of Proxy Materials or Annual Reports to Shareholders and Proxy Statements, as applicable. To discontinue duplicate mailings, notify us by writing or calling nVent Electric plc, The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom, Attention: Corporate Secretary. Telephone: +44-20-3966-0279 or (833) 592-1255.
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Appendix A
Reconciliation of GAAP to Non-GAAP Financial Measures

nVent Electric plc
Reconciliation of GAAP to non-GAAP financial measures for the Years Ended December 31, 2022, 2021, 2020 and 2019 excluding the effect of adjustments (Unaudited)
In millions	2022	2021	2020	2019
Net sales	$2,909.0	$2,462.0	$1,998.6	$2,204.0
Adjustments
Foreign exchange impact	60.8	(32.3)	(8.2)	37.4
Revenue contributions from acquisitions	—	(56.1)	—	(27.1)
Adjusted Revenue	2,969.8	2,373.6	1,990.4	2,214.3
Operating income	440.4	355.4	38.4	333.1
% of net sales	15.1%	14.4%	1.9%	15.1%
Adjustments:
Restructuring and other	11.7	8.8	22.0	24.2
Intangible amortization	70.7	67.5	64.2	61.4
Acquisition transaction and integration costs	0.8	4.1	2.5	2.4
Inventory step-up amortization	—	—	—	3.2
Impairment of goodwill	—	—	212.3	—
Impairment of trade names	—	—	8.2	—
Segment income	$523.6	$435.8	$347.6	$424.3
Return on sales	18.0%	17.7%	17.4%	19.3%
Net income (loss) – as reported	$399.8	$272.9	$(47.2)	$222.7
Adjustments to operating income	83.2	80.4	309.2	91.2
Pension and other post-retirement mark-to-market loss (gain)	(66.3)	(15.1)	8.7	27.3
Loss on early extinguishment of debt	—	15.2	—	—
Income tax adjustments	(12.8)	(20.4)	(14.8)	(32.8)
Net income – as adjusted	$403.9	$333.0	$255.9	$308.4
Diluted earnings (loss) per ordinary share
Diluted earnings (loss) per ordinary share – as reported	$2.38	$1.61	$(0.28)	$1.29
Three year compound annual growth rate	22.7%
Adjustments	0.02	0.35	1.78	0.49
Diluted earnings per ordinary share – as adjusted	$2.40	$1.96	$1.50	$1.78
Three year compound annual growth rate	10.5%
nVent Electric plc
Reconciliation of cash from operating activities to free cash flow (Unaudited)
In millions	2022	2021	2020	2019
Net cash provided by (used for) operating activities	$394.6	$373.3	$344.0	$336.3
Three year compound annual growth rate	5.5%
Capital expenditures	(45.9)	(39.5)	(40.0)	(38.8)
Proceeds from sale of property and equipment	2.0	0.6	2.0	6.3
Free cash flow	$350.7	$334.4	$306.0	$303.8
Three year compound annual growth rate	4.9%
2023 Proxy Statement      77

SCAN TO
VIEW MATERIALS & VOTE

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (which Broadridge will arrange to forward to nVent Electric plc's registered address). In order to assure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 11:59 p.m. Eastern Time on May 10, 2023.

V07938-P88063

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

NVENT ELECTRIC PLC

1. By Separate Resolutions, Election of Director Nominees:

Nominees:

	For	Against	Abstain
1a. Sherry A. Aaholm	☐	☐	☐
1b. Jerry W. Burris	☐	☐	☐
1c. Susan M. Cameron	☐	☐	☐
1d. Michael L. Ducker	☐	☐	☐
1e. Randall J. Hogan	☐	☐	☐
1f. Danita K. Ostling	☐	☐	☐
1g. Nicola Palmer	☐	☐	☐
1h. Herbert K. Parker	☐	☐	☐
1i. Greg Scheu	☐	☐	☐
1j. Beth A. Wozniak	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY2. Approve, by Non-Binding Advisory Vote, theCompensation of the Named Executive OfficersThe Board of Directors recommends you vote FOR thefollowing proposals:3. Ratify, by Non-Binding Advisory Vote, the Appointmentof Deloitte & Touche LLP as the Independent Auditorand Authorize, by Binding Vote, the Audit and FinanceCommittee of the Board of Directors to Set the Auditor'sRemuneration4. Authorize the Board of Directors to Allot and Issue NewShares under Irish Law5. Authorize the Board of Directors to Opt Out of StatutoryPreemption Rights under Irish Law6. Authorize the Price Range at which nVent Electric plc CanRe-allot Shares it Holds as Treasury Shares under Irish LawAny shareholder entitled to attend and vote at the Annual GeneralMeeting of Shareholders may appoint one or more proxies,who need not be a shareholder of the Company. A proxy isrequired to vote in accordance with the instructions given tohim or her. Completion of a form of proxy will not preclude amember from attending and voting at the meeting in person.NOTE: To consider and act on such other business as may properlycome before the Annual General Meeting or any adjournment.V07938-P88063For Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !Yes NoNVENT ELECTRIC PLCC/O BROADRIDGE51 MERCEDES WAYEDGEWOOD, NY 117171c. Susan M. Cameron1i. Greg Scheu1b. Jerry W. Burris1e. Randall J. Hogan1d. Michael L. Ducker1h. Herbert K. Parker1f. Danita K. Ostling1g. Nicola Palmer1j. Beth A. Wozniak1a. Sherry A. AaholmPlease indicate if you plan to attend this meeting.1. By Separate Resolutions, Election of Director Nominees:Nominees:NVENT ELECTRIC PLCThe Board of Directors recommends you vote FOR thefollowing director nominees:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on May 10, 2023. Have your proxy card in hand when youaccess the website and follow the instructions to obtain your records and to create an electronicvoting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you canconsent to receiving all future proxy statements, proxy cards and annual reports electronicallyvia e-mail or the Internet. To sign up for electronic delivery, please follow the instructions aboveto vote using the Internet and, when prompted, indicate that you agree to receive or accessproxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.Eastern Time on May 10, 2023. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (whichBroadridge will arrange to forward to nVent Electric plc’s registered address). In order to assurethat your proxy card is tabulated in time to be voted at the Annual General Meeting, you mustreturn your proxy card at the above address by 11:59 p.m. Eastern Time on May 10, 2023.

V07939-P88063Important Notice Regarding the Availability of Proxy Materials for theAnnual General Meeting to be held on May 12, 2023:The Annual Report on Form 10-K, Notice of Annual General Meeting, Proxy Statement andIrish Statutory Financial Statements and Related Reports are available at www.proxyvote.com.NVENT ELECTRIC PLCAnnual General Meeting of ShareholdersMay 12, 2023 8:00 AM British Summer TimeThis proxy is solicited by the Board of DirectorsThe signatory, revoking any proxy heretofore given in connection with the Meeting, hereby appoints Beth A. Wozniak, Sara E. Zawoyski,Jon D. Lammers, and Shawna L. Fullerton or any of them (the "Proxies"), as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to attend, speak and to vote at the Meeting, as designated on the reverse side of this card, all ordinary shares of nVent Electric plc that the signatory is entitled to vote at the Annual General Meeting of Shareholders to be held at The Lanesborough London,Hyde Park Corner, London, SW1X 7TA, United Kingdom, and any adjournment or postponement thereof  (the "Meeting"). If you wish to appoint as proxy any other person or persons, please contact the Corporate Secretary. In the event of other agenda items or proposals during the Meeting on which voting is permissible under Irish law, you instruct the Proxies, in the absence of other specific instructions, to vote the shares in accordance with the Board of Directors' recommendations.If the signatory is a participant in the nVent Management Company Retirement Savings and Investment Plan, the nVent Management Company Non-Qualified Deferred Compensation Plan, and/or the Pentair, Inc. Non-Qualified Deferred Compensation Plan (the "Plans"), the signatory hereby directs Fidelity Management Trust Company as Trustee of the Plans, to vote at the Meeting, as designated on the reverse side of this card, all of the ordinary shares of nVent Electric plc allocated to the signatory’s account in the Plans as of March 17, 2023.If the signatory is a participant in the nVent Electric plc Employee Stock Purchase and Bonus Plan or the nVent Electric plc InternationalStock Purchase and Bonus Plan (the "Purchase Plans"), the signatory is revoking any proxy heretofore given in connection with the Meeting, hereby appoints the Proxies, or either of them, as proxies each with power to appoint his or her substitute, and hereby authorizes the Proxies to attend and to vote at the Meeting, as designated on the reverse side of this card, all of the ordinary shares of nVent Electric plc allocated to the signatory’s account in the Purchase Plans as of March 17, 2023.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations; provided, however, if no such direction is made regarding shares held in the Plans, this proxy will not be voted with respect to such shares.Continued and to be signed on reverse side